                                                                    EXHIBIT 10.1

                                CREDIT AGREEMENT

                                      AMONG

                           ENCORE ACQUISITION COMPANY,
                                  AS BORROWER,

                             ENCORE OPERATING, L.P.,
                           AS A SUBSIDIARY GUARANTOR,

                              FLEET NATIONAL BANK,
                            AS ADMINISTRATIVE AGENT,

                              WACHOVIA BANK, N.A.,
                              AS SYNDICATION AGENT,

                              FORTIS CAPITAL CORP.,
                             AS DOCUMENTATION AGENT

                                       AND

             THE FINANCIAL INSTITUTIONS LISTED ON SCHEDULE 1 HERETO,
                                    AS BANKS

                                  $300,000,000

                                   DATED AS OF

                                  JUNE 25, 2002

                             FLEET SECURITIES, INC.,
                     AS SOLE LEAD ARRANGER AND BOOK MANAGER

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------
                                    ARTICLE I
                                  TERMS DEFINED
Section 1.1   Definitions ...........................................          1
Section 1.2   Accounting Terms and Determinations ...................         21
Section 1.3   Petroleum Terms .......................................         21
Section 1.4   Money .................................................         21

                                   ARTICLE II
                                   THE CREDIT
Section 2.1   Commitments ...........................................         21
Section 2.2   Notes .................................................         27
Section 2.3   Interest Rates; Payments ..............................         27
Section 2.4   Mandatory Prepayments Resulting from Borrowing
              Base Deficiency  ......................................         29
Section 2.5   Voluntary Reduction of Total Commitment ...............         30
Section 2.6   Termination of Commitments; Final Maturity of Loans ...         30
Section 2.7   Voluntary Prepayments .................................         30
Section 2.8   Unused Commitment Fee .................................         30
Section 2.9   Letter of Credit Fees .................................         31
Section 2.10  Agency and other Fees .................................         31

                                   ARTICLE III
                               GENERAL PROVISIONS
Section 3.1   Delivery and Endorsement of Notes .....................         31
Section 3.2   General Provisions as to Payments .....................         31
Section 3.3   Direct Benefit ........................................         32

                                   ARTICLE IV
                             CHANGE IN CIRCUMSTANCES
Section 4.1   Increased Cost and Reduced Return .....................         32
Section 4.2   Limitation on Types of Loans ..........................         34
Section 4.3   Illegality ............................................         34
Section 4.4   Treatment of Affected Loans ...........................         34
Section 4.5   Compensation ..........................................         35
Section 4.6   Taxes .................................................         35
Section 4.7   Bank Replacement ......................................         37
Section 4.8   Discretion of Banks as to Manner of Funding ...........         38

                                    ARTICLE V
                                 BORROWING BASE
Section 5.1   Reserve Report; Proposed Borrowing Base ...............         38
Section 5.2   Scheduled Redeterminations of the Borrowing Base;
              Procedures and Standards ..............................         39
Section 5.3   Special Redetermination ...............................         39
Section 5.4   Asset Disposition Adjustment ..........................         40
Section 5.5   Borrowing Base Deficiency .............................         40
Section 5.6   Initial Borrowing Base ................................         40

                                   ARTICLE VI
                            COLLATERAL AND GUARANTEES
Section 6.1   Security ..............................................         40
Section 6.2   Title Opinions ........................................         41
Section 6.3   Guarantees ............................................         42

                                   ARTICLE VII
                              CONDITIONS PRECEDENT
Section 7.1   Conditions to Initial Borrowing and Participation
              in Letter of Credit Exposure ..........................         42
Section 7.2   Conditions to Each Borrowing and each Letter of
              Credit ................................................         46
Section 7.3   Materiality of Conditions .............................         46

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES
Section 8.1   Existence and Power of Each Credit Party ..............         47
Section 8.2   Credit Party and Governmental Authorization;
              Contravention .........................................         47
Section 8.3   Binding Effect ........................................         47
Section 8.4   Financial Information .................................         47
Section 8.5   Litigation ............................................         48
Section 8.6   ERISA .................................................         48
Section 8.7   Taxes and Filing of Tax Returns .......................         49
Section 8.8   Ownership of Properties Generally .....................         49
Section 8.9   Mineral Interests .....................................         49
Section 8.10  Licenses, Permits, Etc. ...............................         50
Section 8.11  Compliance with Law ...................................         50
Section 8.12  Full Disclosure .......................................         50
Section 8.13  Organizational Structure; Nature of Business ..........         50
Section 8.14  Environmental Matters .................................         50
Section 8.15  Burdensome Obligations ................................         51
Section 8.16  Fiscal Year ...........................................         51
Section 8.17  No Default ............................................         51
Section 8.18  Government Regulation .................................         52
Section 8.19  Insider ...............................................         52
Section 8.20  Gas Balancing Agreements and Advance Payment
              Contracts .............................................         52

                                   ARTICLE IX
                              AFFIRMATIVE COVENANTS
Section 9.1   Information ...........................................         52
Section 9.2   Business of Credit Parties ............................         54
Section 9.3   Maintenance of Existence ..............................         54
Section 9.4   Title Data ............................................         54
Section 9.5   Right of Inspection ...................................         55
Section 9.6   Maintenance of Insurance ..............................         55
Section 9.7   Payment of Taxes and Claims ...........................         55
Section 9.8   Compliance with Laws and Documents ....................         55
Section 9.9   Operation of Properties and Equipment. ................         56
Section 9.10  Environmental Law Compliance ..........................         56
Section 9.11  ERISA Reporting Requirements ..........................         56

Section 9.12  Additional Documents ..................................         57
Section 9.13  Environmental Review ..................................         58

                                    ARTICLE X
                               NEGATIVE COVENANTS
Section 10.1  Incurrence of Debt ....................................         58
Section 10.2  Restricted Payments ...................................         58
Section 10.3  Negative Pledge .......................................         58
Section 10.4  Consolidations and Mergers ............................         58
Section 10.5  Asset Dispositions ....................................         58
Section 10.6  Amendments to Organizational Documents; Other
              Material Agreements ...................................         59
Section 10.7  Use of  Proceeds ......................................         59
Section 10.8  Investments ...........................................         59
Section 10.9  Transactions with Affiliates ..........................         59
Section 10.10 ERISA .................................................         60
Section 10.11 Hedge Transactions ....................................         60
Section 10.12 Fiscal Year ...........................................         60
Section 10.13 Change in Business ....................................         60

                                   ARTICLE XI
                               FINANCIAL COVENANTS

                                   ARTICLE XII
                                    DEFAULTS
Section 12.1  Events of Default .....................................         60

                                  ARTICLE XIII
                                     AGENTS
Section 13.1  Appointment, Powers, and Immunities ...................         62
Section 13.2  Reliance by Agents ....................................         63
Section 13.3  Defaults ..............................................         63
Section 13.4  Rights as Bank ........................................         63
Section 13.5  Indemnification .......................................         64
Section 13.6  Non-Reliance on Agents and Other Banks ................         64
Section 13.7  Resignation of Agents .................................         64

                                   ARTICLE XIV
                                  MISCELLANEOUS
Section 14.1  Notices ...............................................         65
Section 14.2  No Waivers ............................................         65
Section 14.3  Expenses; Indemnification. ............................         65
Section 14.4  Right of Set-off; Adjustments. ........................         66
Section 14.5  Amendments and Waivers ................................         67
Section 14.6  Survival ..............................................         67
Section 14.7  Limitation on Interest ................................         67
Section 14.8  Invalid Provisions ....................................         68
Section 14.9  Waiver of Consumer Credit Laws ........................         68
Section 14.10 Assignments and Participations. .......................         68
Section 14.11 TEXAS LAW .............................................         70

Section 14.12 Consent to Jurisdiction; Waiver of Immunities. ........         70
Section 14.13 Counterparts; Effectiveness ...........................         70
Section 14.14 No Third Party Beneficiaries ..........................         71
Section 14.15 COMPLETE AGREEMENT ....................................         71
Section 14.16 WAIVER OF JURY TRIAL ..................................         71
Section 14.17 Confidentiality .......................................         71
Section 14.18 Syndication Agent, Documentation Agent, Sole
              Lead Arranger, Book Manager ...........................         71

                                    EXHIBITS

EXHIBIT A     FORM OF CERTIFICATE OF OWNERSHIP INTERESTS
EXHIBIT B     FORM OF FACILITY GUARANTY
EXHIBIT C     FORM OF NOTE
EXHIBIT D     FORM OF BORROWER PLEDGE AGREEMENT
EXHIBIT E     FORM OF SUBSIDIARY PLEDGE AGREEMENT
EXHIBIT F     FORM OF LETTER OF CREDIT APPLICATION
EXHIBIT G     FORM OF REQUEST FOR BORROWING
EXHIBIT H     FORM OF REQUEST FOR LETTER OF CREDIT
EXHIBIT I     FORM OF NOTICE OF CONTINUATION OR CONVERSION
EXHIBIT J     FORM OF CERTIFICATE OF FINANCIAL OFFICER OF BORROWER
EXHIBIT K     FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

                                    SCHEDULES

SCHEDULE 1    FINANCIAL INSTITUTIONS
SCHEDULE 2    LITIGATION
SCHEDULE 3    CAPITALIZATION
SCHEDULE 4    ENVIRONMENTAL MATTERS

                              LIST OF DEFINED TERMS

                                                                        Page No.
                                                                        --------
Adjusted LIBOR Rate ................................................           1
Administrative Agent ...............................................           1
Advance Payment ....................................................           2
Advance Payment Contract ...........................................           1
Affected Bank ......................................................          37
Affected Loans .....................................................          34
Affected Type ......................................................          34
Affiliate ..........................................................           2
Agent ..............................................................           2
Agents .............................................................           2
Agreement ..........................................................           2
Applicable Environmental Law .......................................           2
Applicable Lending Office ..........................................           3
Applicable Margin ..................................................           3
Approved Petroleum Engineer ........................................           3
Asset Disposition ..................................................           3
Assignment and Acceptance Agreement ................................          68
Authorized Officer .................................................           4
Availability .......................................................           4
Bank ...............................................................           4
Banks ..............................................................           1
Base Rate ..........................................................           4
Base Rate Borrowing ................................................           4
Base Rate Loan .....................................................           4
benefitted Bank ....................................................          66
Book Manager .......................................................           4
Borrower ...........................................................           4
Borrower Pledge Agreement ..........................................           4
Borrowing ..........................................................           4
Borrowing Base .....................................................           4
Borrowing Base Deficiency ..........................................           4
Borrowing Base Properties ..........................................           5
Borrowing Date .....................................................           5
CERCLA .............................................................           2
Certificate of Ownership Interests .................................           5
Change of Control ..................................................           5
Closing Date .......................................................           5
Closing Transaction ................................................           5
Code ...............................................................           5
Commercial Letter of Credit ........................................           5
Commitment .........................................................           5
Commitment Fee Percentage ..........................................           6
Commitment Percentage ..............................................           6
Consolidated Current Assets ........................................           6

Consolidated Current Liabilities ...................................           6
Consolidated EBITDA ................................................           6
Consolidated Net Income ............................................           6
Consolidated Net Interest Expense ..................................           7
Consolidated Subsidiaries ..........................................           7
Consolidated Subsidiary ............................................           7
Continuation .......................................................           7
Continue ...........................................................           7
Continued ..........................................................           7
contract rate ......................................................          28
control ............................................................           2
Conversion .........................................................           7
Conversion Date ....................................................          28
Convert ............................................................           7
Converted ..........................................................           7
Credit Parties .....................................................           7
Debt ...............................................................           7
Default ............................................................           7
Default Rate .......................................................           7
Designated Stockholders ............................................           8
Distribution .......................................................           8
Documentation Agent ................................................           8
Dollars ............................................................           8
Domestic Business Day ..............................................           8
Domestic Lending Office ............................................           8
Election Notice ....................................................          29
Eligible Assignee ..................................................           8
Environmental Complaint ............................................           8
Environmental Liability ............................................           9
Equity .............................................................           9
ERISA ..............................................................           9
ERISA Affiliate ....................................................           9
ERISA Event ........................................................           9
Eurodollar Borrowing ...............................................           4
Eurodollar Business Day ............................................           9
Eurodollar Lending Office ..........................................           9
Eurodollar Loans ...................................................          10
Event of Default ...................................................          60
Events of Default ..................................................          60
Exchange Act .......................................................          10
Exhibit ............................................................          10
Existing Credit Agreement ..........................................          10
Facility Guaranty ..................................................          10
Federal Funds Rate .................................................          10
Financial Officer ..................................................          10
First Tier Subsidiary ..............................................          20

Fiscal Quarter .....................................................          10
Fiscal Year ........................................................          10
Fleet ..............................................................          10
FSI ................................................................          11
GAAP ...............................................................          11
Gas Balancing Agreement ............................................          11
Governmental Authority .............................................          11
Guarantee ..........................................................          11
Hazardous Discharge ................................................          11
Hazardous Substance ................................................          11
Hedge Transaction ..................................................          12
Hydrocarbons .......................................................          12
Immaterial Title Deficiencies ......................................          12
Indemnified Party ..................................................          65
Initial Reserve Report .............................................          12
Interest Period ....................................................          12
Investment .........................................................          13
Laws ...............................................................          13
Lending Party ......................................................          71
Letter of Credit Exposure ..........................................          13
Letter of Credit Fee ...............................................          13
Letter of Credit Fronting Fee ......................................          13
Letters of Credit ..................................................          13
LIBOR Rate .........................................................          13
Lien ...............................................................          14
Litigation .........................................................         B-6
Loan ...............................................................          14
Loan Papers ........................................................          14
Long Term Debt .....................................................          14
Margin Regulations .................................................          14
Margin Stock .......................................................          14
Material Adverse Change ............................................          14
Material Adverse Effect ............................................          14
Material Agreement .................................................          14
Material Gas Imbalance .............................................          14
Maximum Lawful Rate ................................................      14, 15
Mineral Interests ..................................................          15
Monthly Date .......................................................          15
Mortgage Required Reserve Value ....................................          15
Mortgages ..........................................................          15
Net Cash Proceeds ..................................................          15
Non-Funding Bank ...................................................          25
Note ...............................................................          16
Notes ..............................................................          16
Notice of Continuation or Conversion ...............................          27
Obligations ........................................................          16

Oil & Gas Hedge Transaction ........................................          16
Other Taxes ........................................................          36
Outstanding Credit .................................................          16
PBGC ...............................................................          16
Permitted Encumbrances .............................................          16
Permitted Investments ..............................................          17
Permitted Subordinate Debt .........................................          17
Person .............................................................          17
Plan ...............................................................          18
Prime Rate .........................................................          18
Proved Mineral Interests ...........................................          18
Proved Non-producing Mineral Interests .............................          18
Proved Producing Mineral Interests .................................          18
Proved Undeveloped Mineral Interests ...............................          18
Quarterly Date .....................................................          18
RCRA ...............................................................           2
Recognized Value ...................................................          18
Redetermination ....................................................          18
Redetermination Date ...............................................          18
Register ...........................................................          69
Regulation A .......................................................          18
Regulation U .......................................................          18
Required Banks .....................................................          19
Reserve Report .....................................................          19
Reserve Requirement ................................................          19
Restricted Payment .................................................          19
Schedule ...........................................................          19
Scheduled Redetermination ..........................................          19
Section ............................................................          19
Sole Lead Arranger .................................................          19
Solvent ............................................................          20
Special Redetermination ............................................          20
Standby Letter of Credit ...........................................          20
Subsidiary .........................................................          20
Subsidiary Pledge Agreement ........................................          20
Syndication Agent ..................................................          20
Tax ................................................................          20
Taxes ..............................................................          20
Termination Date ...................................................          20
Title Required Reserve Value .......................................          20
Total Commitment ...................................................          20
Tribunal ...........................................................          20
Type ...............................................................          21
Voting Stock .......................................................          21

                                CREDIT AGREEMENT

      THIS CREDIT AGREEMENT (this "AGREEMENT") is entered into as of the 25th day of June, 2002, among ENCORE ACQUISITION COMPANY, a Delaware corporation ("BORROWER"), ENCORE OPERATING, L.P., a Texas limited partnership ("OPERATING"), FLEET NATIONAL BANK, a national banking association, as Administrative Agent ("ADMINISTRATIVE AGENT"), WACHOVIA BANK, N.A., as Syndication Agent ("SYNDICATION AGENT"), FORTIS CAPITAL CORP., as Documentation Agent ("DOCUMENTATION AGENT") and the financial institutions listed on Schedule 1 hereto as Banks (individually a "BANK" and collectively "BANKS").

                              W I T N E S S E T H:

      WHEREAS, Borrower and Operating have requested that Banks provide Borrower with a revolving credit facility, and Banks are willing to provide such facility on the terms and subject to the conditions hereinafter set forth; and

      WHEREAS, pursuant to Article XIII of this Agreement, Fleet National Bank has been appointed Administrative Agent for Banks hereunder, Wachovia Bank, N.A. has been appointed Syndication Agent for Banks hereunder and Fortis Capital Corp. has been appointed Documentation Agent for Banks hereunder; and

      WHEREAS, pursuant to certain separate agreements among Fleet National Bank, Fleet Securities, Inc. ("FSI"), Borrower and Operating, FSI has been appointed Sole Lead Arranger and Book Manager for the credit facility provided herein.

      NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Operating, Administrative Agent, Syndication Agent, Documentation Agent and Banks agree as follows:

                                    ARTICLE I
                                  TERMS DEFINED

      Section 1.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

      "ADJUSTED LIBOR RATE" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the LIBOR Rate for such Eurodollar Loan for such Interest Period by (b) 1.00 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

      "ADMINISTRATIVE AGENT" means Fleet National Bank in its capacity as administrative agent for Banks hereunder or any successor thereto.

      "ADVANCE PAYMENT CONTRACT" means any contract whereby Operating or any Subsidiary of Operating either (a) receives or becomes entitled to receive (either directly or indirectly) any payment (an "ADVANCE PAYMENT") to be applied toward payment of the purchase price of Hydrocarbons produced or to be produced from Mineral Interests owned by Operating or any Subsidiary of Operating and which Advance Payment is paid or to be paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (b) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that inclusion of the standard "take or pay" provision in any gas sales or purchase contract or any other similar contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof.

      "AFFILIATE" means, as to any Person, any Subsidiary of such Person, or any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (a) with respect to any Credit Party, means any director, executive officer, general partner or manager of such Credit Party and any Person who holds five percent (5%) or more of the voting stock, partnership interests, membership interests or other ownership interests of such Credit Party, and (b) with respect to any Bank, means any Person who holds fifty-one percent (51%) or more of the voting stock or other ownership interests of such Bank. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, membership interests or partnership interests, or by contract or otherwise.

      "AGENT" means Administrative Agent, Sole Lead Arranger, Book Manager, Syndication Agent or Documentation Agent and "Agents" means Administrative Agent, Sole Lead Arranger, Book Manager, Syndication Agent and Documentation Agent, collectively.

      "AGREEMENT" means this Agreement as the same may hereafter be modified, amended or supplemented from time to time.

      "APPLICABLE ENVIRONMENTAL LAW" means any Law, statute, ordinance, rule, regulation, order or determination of any Tribunal or any board of fire underwriters (or other body exercising similar functions), affecting any real or personal property owned, operated or leased by any Credit Party or any other operation of any Credit Party in any way pertaining to health, safety or the environment, including, without limitation, all applicable zoning ordinances and building codes, flood disaster Laws and health, safety and environmental Laws and regulations, and further including, without limitation, (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, herein referred to as "CERCLA"), (b) the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Recovery Act of 1976, as amended by the Solid Waste Disposal Act of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, herein referred to as "RCRA"), (c) the Safe Drinking Water Act, as amended, (d) the Toxic Substances Control Act, as amended, (e) the Clean Air Act, as amended, (f) the Occupational Safety and Health Act of 1970, as amended, (g) the Laws, rules and regulations of any state having jurisdiction over any real or personal property owned, operated or leased by any Credit Party or any other operation of any Credit Party which relates to health, safety or the environment, as each may be amended from time to time, and (h) any federal, state or municipal Laws, ordinances or regulations which may now or hereafter require removal of asbestos or other hazardous wastes or impose any liability related to asbestos or other hazardous wastes. The terms "hazardous substance," "petroleum," "release" and "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement, provided that, if any such amendment shall have retroactive effect, such broader meaning shall apply retroactively; and provided further that, to the extent the Laws of the state in which any real or personal property owned, operated or leased by any Credit Party is located establish a meaning for "hazardous substance," "petroleum," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply in so far as such broader meaning is applicable to the real or personal property owned, operated or leased by any Credit Party and located in such state.

      "APPLICABLE LENDING OFFICE" means, for each Bank and for each Type of Loan, the Domestic Lending Office or Eurodollar Lending Office of such Bank (or of an Affiliate of such Bank) designated for such Type of Loan set forth on
Schedule 1 hereto or such other office of such Bank (or an Affiliate of such Bank) as such Bank may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

      "APPLICABLE MARGIN" means, on any date, with respect to each Loan, an amount determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:

                           RATIO OF OUTSTANDING                    APPLICABLE MARGIN         APPLICABLE MARGIN
                         CREDIT TO BORROWING BASE                FOR EURODOLLAR LOANS       FOR BASE RATE LOANS
                  (less than or equal to) .25 to 1                      1.000%                     0.000%
      (greater than) .25 to 1 (less than or equal to) .50 to 1          1.125%                     0.125%
      (greater than) .50 to 1 (less than or equal to) .75 to 1          1.250%                     0.250%
      (greater than) .75 to 1 (less than or equal to) .90 to 1          1.500%                     0.500%
                      (greater than) .90 to 1                           1.750%                     0.750%

      "APPROVED PETROLEUM ENGINEER" means Miller and Lents or any other reputable firm of independent petroleum engineers as shall be selected by Borrower and approved by Required Banks, such approval not to be unreasonably withheld.

      "ASSET DISPOSITION" means the sale, assignment, lease, license, transfer, exchange or other disposition by any Credit Party of all or substantially all of its right, title and interest in any Borrowing Base Property.

      "ASSIGNMENT AND ACCEPTANCE AGREEMENT" has the meaning given such term in
Section 14.10(a).

      "AUTHORIZED OFFICER" means, as to any Person, its Chief Executive Officer, its President, its Chief Financial Officer, any of its Executive Vice Presidents, any of its Vice Presidents, its Treasurer or its corporate Secretary.

      "AVAILABILITY" means, as of any date, the remainder of (a) the Borrowing Base in effect on such date, minus (b) the Outstanding Credit on such date.

      "BANK" means any financial institution reflected on Schedule 1 hereto as having a Commitment and its successors and permitted Eligible Assignees, and "BANKS" shall mean all Banks.

      "BASE RATE" means, for any day, the rate per annum equal to the higher of
(a) the Federal Funds Rate for such day plus one-half of one percent (.5%), or
(b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective automatically and without notice to Borrower or any Bank on the effective date of such change in the Prime Rate or Federal Funds Rate.

      "BASE RATE LOAN" means a Loan bearing interest with reference to the Base Rate.

      "BOOK MANAGER" means Fleet Securities, Inc. in its capacity as book manager for the credit facility hereunder or any successor thereto.

      "BORROWER" means Encore Acquisition Company, a Delaware corporation.

      "BORROWER PLEDGE AGREEMENT" means a Pledge Agreement substantially in the form of ERROR! REFERENCE SOURCE NOT FOUND. attached hereto to be executed by Borrower, pursuant to which Borrower shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by Borrower of each existing or hereafter created or acquired Subsidiary of Borrower to secure the Obligations.

      "BORROWING" means any disbursement to Borrower under, or to satisfy the obligations of any Credit Party under, any of the Loan Papers. Any Borrowing of Base Rate Loans is referred to herein as a "BASE RATE BORROWING," and any Borrowing of Eurodollar Loans is referred to herein as a "EURODOLLAR BORROWING."

      "BORROWING BASE" means the loan value attributable to certain of Operating's Mineral Interests as determined in accordance with Article V hereof.

      "BORROWING BASE DEFICIENCY" means, as of any date, the amount, if any, by which the Outstanding Credit on such date exceeds the Borrowing Base in effect on such date; provided, that, for purposes of determining the existence and amount of any Borrowing Base Deficiency, Letter of Credit Exposure will not be deemed to be outstanding to the extent it is secured by cash in the manner contemplated by Section 2.1(b).

      "BORROWING BASE PROPERTIES" means all Mineral Interests evaluated by Banks for purposes of establishing the Borrowing Base. The Borrowing Base Properties on the Closing Date constitute all of the Mineral Interests described in the Initial Reserve Report.

      "BORROWING DATE" means the Eurodollar Business Day or the Domestic Business Day, as the case may be, upon which the proceeds of any Borrowing are made available to Borrower or to satisfy any obligation of any Credit Party.

      "CERTIFICATE OF OWNERSHIP INTERESTS" means a Certificate of Ownership Interests in the form of ERROR! REFERENCE SOURCE NOT FOUND. attached hereto to be executed and delivered by an Authorized Officer of Operating pursuant to
Section 7.1(a)(xx) hereof.

      "CHANGE OF CONTROL" means the occurrence of any of the following whether voluntarily or involuntarily, including by operation of law: (a) Operating or any other Credit Party (other than Borrower) shall cease to be a wholly owned Subsidiary of Borrower, or (b) any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than one or more of the Designated Stockholders or their Affiliates shall become the direct or indirect beneficial owner (as defined in Section 13(d)(3) of the Exchange Act) of greater than thirty-five percent (35%) of the total voting power of the Voting Stock of Borrower.

      "CLOSING DATE" means June 25, 2002.

      "CLOSING TRANSACTION" means the transactions to occur on the Closing Date, including, without limitation: (a) the termination of the Existing Credit Agreement, (b) the refinancing of all Debt of Operating outstanding under the Existing Credit Agreement with proceeds of the initial Borrowing hereunder, (c) the cancellation of all letters of credit outstanding under the Existing Credit Agreement (or the cash collateralization of Operating's obligations thereunder),
(d) the release of all Liens securing the obligations of Operating under the Existing Credit Agreement (including, without limitation, the delivery of UCC-3 releases with respect to all uniform commercial code filings made under the Existing Credit Agreement), and the delivery to Administrative Agent of all original certificates and stock powers pledged and delivered by Operating or Borrower pursuant to the terms of the Existing Credit Agreement as security for Operating's obligations thereunder, (e) the release of all guarantees of the Debt of Operating under the Existing Credit Agreement, and (f) the payment of all fees and expenses of Administrative Agent and Banks in connection with the credit facilities provided herein.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMERCIAL LETTER OF CREDIT" means an irrevocable sight commercial letter of credit issued pursuant to this Agreement and to be used only for the purposes set forth in Section 10.7.

      "COMMITMENT" means, with respect to any Bank, the commitment of such Bank to lend its Commitment Percentage of the Total Commitment to Borrower pursuant to Section 2.1 hereof, as such Commitment may be terminated and/or reduced from time to time in accordance with the provisions hereof. On the Closing Date, the amount of each Bank's Commitment is the amount set forth opposite such Bank's name on Schedule 1 hereto; provided, that, after giving effect to any Assignment and Acceptance Agreement, the Commitment of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to
Section 14.10(b).

      "COMMITMENT FEE PERCENTAGE" means, for any day, the percentage determined pursuant to the table below based on the ratio of the Outstanding Credit on such date to the Borrowing Base in effect on such date:

                               RATIO OF OUTSTANDING                     COMMITMENT FEE
                             CREDIT TO BORROWING BASE                     PERCENTAGE
                        (less than or equal to) .50 to 1                     0.250%
            (greater than) .50 to 1 (less than or equal to) .90 to 1         0.375%
                             (greater than) .90 to 1                         0.500%

      "COMMITMENT PERCENTAGE" means, with respect to each Bank, the Commitment Percentage for such Bank set forth on Schedule 1 hereto; provided, that, after giving effect to any Assignment and Acceptance Agreement, the Commitment Percentage of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to Section 14.10(b).

      "CONSOLIDATED CURRENT ASSETS" means, for any Person at any time, the sum of (a) the current assets of such Person and its Consolidated Subsidiaries at such time, plus (b) the Availability at such time.

      "CONSOLIDATED CURRENT LIABILITIES" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time, but, in the case of Borrower, excluding current maturities of Long Term Debt of Borrower and its Consolidated Subsidiaries outstanding at such time.

      "CONSOLIDATED EBITDA" means, for any Person for any period, the Consolidated Net Income of such Person for such period, plus each of the following determined for such Person and its Consolidated Subsidiaries on a consolidated basis for such period: (a) any provision for (or less any benefit from) income or franchise Taxes included in determining Consolidated Net Income;
(b) Consolidated Net Interest Expense deducted in determining Consolidated Net Income; (c) depreciation, depletion and amortization expense deducted in determining Consolidated Net Income; (d) other non-cash charges deducted in determining Consolidated Net Income to the extent not already included in clauses (b) and (c) of this definition, and (e) any unrealized non-cash gains or losses or charges in respect of any Hedge Transactions resulting from the requirements of FAS 133 to the extent not already included in clause (d) of this definition.

      "CONSOLIDATED NET INCOME" means, for any Person for any period, the net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with GAAP, but excluding: (a) the income of any other Person (other than its Consolidated Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless received by such Person or its Consolidated Subsidiaries in a cash distribution; (b) any after-tax gains attributable to asset dispositions; (c) to the extent not included in clauses (a) and (b) above, any after-tax (i) extraordinary gains (net of extraordinary losses), or (ii) non-cash nonrecurring gains; (d) non-cash or nonrecurring charges; and (e) any unrealized non-cash gains or losses or charges in respect of any Hedge Transactions resulting from the requirements of FAS 133.

      "CONSOLIDATED NET INTEREST EXPENSE" means, for any Person for any period, the remainder of the following for such Person and its Consolidated Subsidiaries for such period: (a) interest expense, minus (b) interest income.

      "CONSOLIDATED SUBSIDIARY" or "CONSOLIDATED SUBSIDIARIES" means, for any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements.

      "CONTINUE," "CONTINUATION," and "CONTINUED" shall refer to the continuation pursuant to Section 2.3(c) and/or Article IV hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

      "CONVERT," "CONVERSION," and "CONVERTED" shall refer to a conversion pursuant to Section 2.3(c) and/or Article IV hereof of one Type of Loan into another Type of Loan.

      "CREDIT PARTIES" means, collectively, Borrower, Operating and each other Subsidiary of Borrower and "CREDIT PARTY" means any one of the foregoing.

      "DEBT" means, for any Person at any time, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all other indebtedness (including capitalized lease obligations, other than usual and customary oil and gas leases) of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) any amount owed by such Person representing the deferred purchase price of property or services other than accounts payable incurred in the ordinary course of business and in accordance with customary trade terms and which have not been outstanding for more than ninety (90) days past the invoice date, (g) all obligations of such Person secured by a Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) all liability of such Person as a general partner of a partnership for obligations of such partnership of the nature described in
(a) through (g) preceding.

      "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "DEFAULT RATE" means, in respect of any principal of the Loan or any other amount payable by Borrower under any Loan Paper which is not paid when due (whether at stated maturity, by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of (i) two percent (2%), plus (ii) the Applicable Margin, plus
(iii) the Base Rate as in effect from time to time (provided, that if such amount in default is principal of a Eurodollar Borrowing and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, the sum of (a) two percent (2%), plus (b) the Applicable Margin, plus
(c) the LIBOR Rate for such Borrowing for such Interest Period as provided in
Section 2.3 hereof, and thereafter, the rate provided for above in this definition).

      "DESIGNATED STOCKHOLDERS" means J.P. Morgan Partners, L.P., Warburg, Pincus & Company, as nominee, and Natural Gas Partners V, L.P.

      "DISTRIBUTION" by any Person, means (a) with respect to any stock issued by such Person or any partnership, joint venture, limited liability company, membership or other interest of such Person, the retirement, redemption, purchase, or other acquisition for value of any such stock or partnership, joint venture, limited liability company, membership or other interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any stock, partnership, joint venture, limited liability company, membership or other interest of any Person, and (c) any other payment by such Person with respect to such stock, partnership, joint venture, limited liability company, membership or other interest of such Person.

      "DOCUMENTATION AGENT" means Fortis Capital Corp. in its capacity as documentation agent for the credit facility provided pursuant hereto or any successor thereto.

      "DOLLARS" means the lawful currency of the United States of America.

      "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which national banks in Boston, Massachusetts are authorized by Law to close.

      "DOMESTIC LENDING OFFICE" means, as to each Bank, (a) its office located at its address identified on Schedule 1 hereto as its Domestic Lending Office,
(b) its office located at its address identified on the Register (as defined in Section 14.10(b)) as its Domestic Lending Office, or (c) such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to Borrower and Administrative Agent.

      "ELIGIBLE ASSIGNEE" means (i) a Bank, (ii) an Affiliate of a Bank, and
(iii) any other Person approved by Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 14.10, Borrower, such approval not to be unreasonably withheld or delayed by Borrower and such approval to be deemed given by Borrower if no objection is received by the assigning Bank and Administrative Agent from Borrower within five (5) Domestic Business Days after notice of such proposed assignment has been provided by the assigning Bank to Borrower; provided, however, that neither Borrower nor an Affiliate of Borrower shall qualify as an Eligible Assignee.

      "ENVIRONMENTAL COMPLAINT" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state or municipal authority or any other party against any Credit Party involving (a) a Hazardous Discharge from, onto or about any real property owned, leased or operated at any time by any Credit Party, (b) a Hazardous Discharge caused, in whole or in part, by any Credit Party or by any Person acting on behalf of or at the instruction of any Credit Party, or (c) any violation of any Applicable Environmental Law by any Credit Party.

      "ENVIRONMENTAL LIABILITY" means, without duplication, any liability, loss, fine, penalty, charge, Lien, damage, cost, or expense of any kind that results directly or indirectly, in whole or in part (a) from the violation of any Applicable Environmental Law, (b) from the release or threatened release of any Hazardous Substance, (c) from removal, remediation, or other actions in response to the release or threatened release of any Hazardous Substance, (d) from actual or threatened damages to natural resources, (e) from the imposition of injunctive relief or other orders, (f) from personal injury, death, or property damage which occurs as a result of any Credit Party's use, storage, handling, or the release or threatened release of a Hazardous Substance, or (g) from any environmental investigation performed at, on, or for any real property owned by any Credit Party.

      "EQUITY" means shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to substitute for or otherwise acquire the capital stock or a partnership, profits, capital or member interest of any Credit Party.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rulings and regulations issued thereunder as from time to time in effect.

      "ERISA AFFILIATE" means any Person that for purposes of Title IV of ERISA is a member of the controlled group including any Credit Party, or is under common control with any Credit Party, as determined under Section 414(b), (c),
(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and rulings issued thereunder.

      "ERISA EVENT" means, with respect to any Credit Party and any ERISA Affiliate, (a) a "reportable event" as defined in section 4043 of ERISA (other than a reportable event not subject to the provision for thirty (30) days notice to the PBGC under regulations issued under section 4043 of ERISA), (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan under section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) the failure to make required contributions which could result in the imposition of a Lien under section 412 of the Internal Revenue Code of 1986, as amended or section 302 of ERISA, or (f) any other event or condition which might reasonably be expected to constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

      "EURODOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in the applicable eurodollar interbank market.

      "EURODOLLAR LENDING OFFICE" means, as to each Bank, (a) its office, branch or Affiliate located at its address identified on Schedule 1 hereto as its Eurodollar Lending Office, (b) its office, branch or Affiliate located at its address identified on the Register (as defined in Section 14.10(b)) as its Eurodollar Lending Office, or (c) such other office, branch or Affiliate of such Bank as it may hereafter designate as its Eurodollar Lending Office by notice to Borrower and Administrative Agent.

      "EURODOLLAR LOANS" means Loans that bear interest at rates based upon the Adjusted LIBOR Rate.

      "EVENTS OF DEFAULT has the meaning set forth in Section 12.1.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "EXHIBIT" refers to an exhibit attached to this Agreement and incorporated herein by reference, unless specifically provided otherwise.

      "EXISTING CREDIT AGREEMENT" means that certain Credit Agreement dated as of May 7, 1999, entered into by and among Operating, Encore Acquisition Partners, Inc. (the predecessor in interest to Borrower), NationsBank, N.A. (predecessor in interest to Bank of America, N.A.), as administrative agent, and the financial institutions a party thereto.

      "FACILITY GUARANTY" means a Guaranty substantially in the form of ERROR! REFERENCE SOURCE NOT FOUND. attached hereto to be executed by Operating and each other existing and future Subsidiary of Borrower in favor of Banks, pursuant to which Operating and each other such Subsidiary of Borrower guarantees payment and performance in full of the Obligations.

      "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided, that, (a) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (b) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent.

      "FINANCIAL OFFICER" of any Person means its Chief Financial Officer; provided, that if no Person serves in such capacity, "FINANCIAL OFFICER" shall mean the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, cash management and similar functions.

      "FIRST TIER SUBSIDIARY" has the meaning given such term in the definition of "Subsidiary Pledge Agreement."

      "FISCAL QUARTER" means the three (3) month periods ending on March 31, June 30, September 30 and December 31 of each Fiscal Year.

      "FISCAL YEAR" means a twelve (12) month period ending December 31.

      "FLEET" means Fleet National Bank, a national banking association, in its capacity as a Bank.

      "FSI" means Fleet Securities, Inc., a Massachusetts corporation which is an Affiliate of Fleet.

      "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the Closing Date so as to properly reflect the financial condition, and the results of operations and changes in financial position, of a Person and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of the said Boards) in order to continue as a generally accepted accounting principle or practice may be so changed.

      "GAS BALANCING AGREEMENT" means any agreement or arrangement whereby any Credit Party, or any other party having an interest in any Hydrocarbons to be produced from Mineral Interests in which any Credit Party owns an interest, has a right to take more than its proportionate share of production therefrom.

      "GOVERNMENTAL AUTHORITY" means any court or governmental department, commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

      "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that, the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

      "HAZARDOUS DISCHARGE" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Substance from or onto any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party.

      "HAZARDOUS SUBSTANCE" means any pollutant, toxic substance, hazardous waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Applicable Environmental Law or which is otherwise regulated by any Applicable Environmental Law or is required to be investigated and/or remediated by or pursuant to any Applicable Environmental Law.

      "HEDGE TRANSACTION" means any commodity, interest rate, currency or other swap, option, collar, futures contract or other contract pursuant to which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions. Hedge Transactions expressly includes Oil and Gas Hedge Transactions.

      "HYDROCARBONS" means oil, gas, casinghead gas, drip gasolines, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, by-products and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including, but not limited to, sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium, and any and all other minerals, ores, or substances of value, and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite.

      "IMMATERIAL TITLE DEFICIENCIES" means, with respect to Borrowing Base Properties, defects or clouds on title, discrepancies in reported net revenue and working interest ownership percentage and other Liens, defects, discrepancies and similar matters which do not, individually or in the aggregate, affect Borrowing Base Properties with a Recognized Value greater than two percent (2%) of the Recognized Value of all such Borrowing Base Properties.

      "INITIAL RESERVE REPORT" means the internal engineering and economic analysis of the Borrowing Base Properties prepared as of December 31, 2001 by Operating's in-house staff.

      "INTEREST PERIOD" means, with respect to each Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending one (1), three (3), and, if available to all Banks, six (6) and twelve (12) months thereafter, as Borrower may elect in the applicable Request for Borrowing; provided that:

            (i) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

            (ii) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Eurodollar Business Day of a calendar month;

            (iii) if any Interest Period includes a date on which any payment of principal of any Eurodollar Loan is required to be made hereunder, but does not end on such date, then (A) the principal amount of each Eurodollar Loan required to be repaid on such date shall have an Interest Period ending on such date, and
(B) the remainder of each other Eurodollar Loan shall have an Interest Period determined as set forth above; and

            (iv) no Interest Period applicable to a Eurodollar Loan shall extend past the Termination Date.

      "INVESTMENT" means, with respect to any Person, any loan, advance, extension of credit, capital contribution to, investment in or purchase of the stock or other securities of, or interests in, any other Person.

      "LAWS" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality or Governmental Authority.

      "LETTER OF CREDIT EXPOSURE" of any Bank means such Bank's aggregate participation in the unfunded portion and the funded but unreimbursed portion of Letters of Credit outstanding at any time.

      "LETTER OF CREDIT FEE" means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to a percentage of the average daily aggregate amount of Letter of Credit Exposure of all Banks during the Fiscal Quarter (or portion thereof) ending on the date such payment is due (calculated on a per annum basis based on such average daily aggregate Letter of Credit Exposure) determined by reference to the ratio of Outstanding Credit to the Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

                           RATIO OF OUTSTANDING                          PER ANNUM LETTER OF
                         CREDIT TO BORROWING BASE                             CREDIT FEE
                        (less than or equal to) .25 to 1                        1.000%
            (greater than) .25 to 1 (less than or equal to) .50 to 1            1.125%
            (greater than) .50 to 1 (less than or equal to) .75 to 1            1.250%
            (greater than) .75 to 1 (less than or equal to) .90 to 1            1.500%
                            (greater than) .90 to 1                             1.750%

Such fee shall be payable in accordance with the terms of Section 2.9.

      "LETTER OF CREDIT FRONTING FEE" means, with respect to any Letter of Credit issued hereunder, a fee equal to the greater of (a) $150, or (b) one hundred twenty five one thousandths of one percent (.125%) per annum of the stated amount of such Letter of Credit.

      "LETTERS OF CREDIT" means letters of credit issued for the account of Borrower or Operating pursuant to Section 2.1(b).

      "LIBOR RATE" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum determined by Administrative Agent (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which deposits in Dollars are offered to Administrative Agent by first class banks in the London interbank market at approximately 10:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a term comparable to such Interest Period. Administrative Agent shall determine the LIBOR Rate and shall notify Borrower and Banks as soon as practicable.

      "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, financing statement, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, Borrower, Operating and their Subsidiaries shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "LOAN" means an advance by a Bank to or for the account of Borrower pursuant to such Bank's Commitment, including any advance to satisfy any obligation of any Credit Party under any of the Loan Papers. Each Loan shall be either a Base Rate Loan or a Eurodollar Loan as selected by Borrower.

      "LOAN PAPERS" means this Agreement, the Notes, the Mortgages, each Borrower Pledge Agreement, each Subsidiary Pledge Agreement, each Facility Guaranty, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

      "LONG TERM DEBT" means Debt which matures more than one year from the date it is incurred, or which can be extended at the option of the obligor(s) to a date more than one year from the date it is incurred.

      "MARGIN REGULATIONS" means Regulations T, U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "MARGIN STOCK" means "margin stock" as defined in Regulation U.

      "MATERIAL ADVERSE CHANGE" means any circumstance or event that has had a Material Adverse Effect.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the assets, properties, financial condition or business operations of any Credit Party, (b) the right or ability of any Credit Party to fully, completely and timely perform its obligations under the Loan Papers, (c) the validity or enforceability of any Loan Paper against any Credit Party (to the extent a party thereto), or (d) the validity, perfection or priority of any Lien on any of the assets intended to be created under or pursuant to any Loan Paper to secure the Obligations.

      "MATERIAL AGREEMENT" means any material written or oral agreement, contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, which is not cancelable by such Person upon notice of thirty (30) days or less without liability for further payment other than nominal penalty.

      "MATERIAL GAS IMBALANCE" means, with respect to all Gas Balancing Agreements to which any Credit Party is a party or by which any Mineral Interest owned by any Credit Party is bound, a net gas imbalance to any Credit Party in excess of $250,000.

      "MAXIMUM LAWFUL RATE" means, for each Bank, the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the portion of the Loans owed to such Bank at such time to exceed the maximum amount which such Bank would be allowed to contract for, charge, take, reserve, or receive under applicable Laws after taking into account, to the extent required by applicable Laws, any and all relevant payments or charges under the Loan Papers. To the extent the Laws of the State of Texas are applicable for purposes of determining the "MAXIMUM LAWFUL RATE," such term shall mean the "indicated rate ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended, substituted for or restated, or, if permitted by applicable Law and effective upon the giving of the notices required by such Chapter 303 (or effective upon any other date otherwise specified by applicable Law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Chapter 303, whichever Administrative Agent (with the approval of Required Banks) shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such Chapter 303, and Administrative Agent (with the approval of Required Banks) shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with such Chapter 303.

      "MINERAL INTERESTS" means rights, estates, titles, and interests in and to oil and gas leases and any oil and gas interests, royalty and overriding royalty interest, production payment, net profits interests, oil and gas fee interests, and other rights therein, including, without limitation, any reversionary or carried interests relating to the foregoing, together with rights, titles, and interests created by or arising under the terms of any unitization, communitization, and pooling agreements or arrangements, and all properties, rights and interests covered thereby, whether arising by contract, by order, or by operation of Laws, which now or hereafter include all or any part of the foregoing.

      "MONTHLY DATE" means the last day of each calendar month.

      "MORTGAGE REQUIRED RESERVE VALUE" means Proved Mineral Interests that have a Recognized Value of not less than eighty-percent (80%) of the Recognized Value of all Proved Mineral Interests held by Operating.

      "MORTGAGES" means all mortgages, deeds of trust, security agreements, pledge agreements and similar documents, instruments and agreements creating, evidencing, perfecting or otherwise establishing the Liens required by Article VI hereof in the Proved Mineral Interests of Operating as may heretofore or may hereafter be granted or assigned to Administrative Agent to secure payment of the Obligations or any part thereof. All Mortgages shall be in form and substance satisfactory to Administrative Agent in its sole discretion.

      "NET CASH PROCEEDS" means the remainder of (a) the gross cash proceeds received by any Credit Party from any Asset Disposition less (b) commissions, legal, accounting and other professional fees and expenses, and other usual and customary transaction costs, including, without limitation, indemnification and other post-closing obligations and reserves related to any such Asset Disposition, in each case only to the extent paid or payable by a Credit Party in cash and related to such Asset Disposition.

      "NOTE" means a promissory note of Borrower payable to the order of a Bank, in substantially the form of ERROR! REFERENCE SOURCE NOT FOUND. hereto, in the amount of such Bank's Commitment, evidencing the obligation of Borrower to repay to such Bank the Loans made by such Bank, together with all modifications, extensions, renewals and rearrangement thereof, and "NOTES" means all of such Notes collectively.

      "NOTICE OF CONTINUATION OR CONVERSION" has the meaning set forth in
Section 2.3(c).

      "OBLIGATIONS" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party to each Agent or to any Bank or any Affiliate of any Bank arising pursuant to the Loan Papers or pursuant to any Hedge Transaction entered into with any Bank or any Affiliate of any Bank, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

      "OIL & GAS HEDGE TRANSACTION" means a Hedge Transaction pursuant to which any Person hedges the price to be received by it for future production of Hydrocarbons.

      "OPERATING" means Encore Operating, L.P., a Texas limited partnership.

      "OUTSTANDING CREDIT" means, on any date, the sum of (a) the aggregate outstanding Letter of Credit Exposure on such date including the aggregate Letter of Credit Exposure related to Letters of Credit to be issued on such date, plus (b) the aggregate outstanding principal balance of the Loans on such date, including the amount of any Borrowing to be made on such date.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "PERMITTED ENCUMBRANCES" means with respect to any asset:

            (a) Liens (if any) securing the Obligations (including, without limitation, indebtedness, liabilities and obligations pursuant to any Hedge Transaction entered into by a Credit Party with any Bank or any Affiliate of any
Bank);

            (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or the operation of the subject property, and for the purposes of this Agreement, a minor defect in title shall include, but not be limited to, easements, zoning restrictions, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of any Credit Party that are customarily granted in the oil and gas industry;

            (c) contractual or statutory Liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests and Liens arising under joint operating agreements entered into in the ordinary course of business, in each case securing obligations which are not delinquent (except to the extent permitted by Section 9.7);

            (d) contractual or statutory mechanic's, materialmen's, warehouseman's, journeyman's and carrier's Liens and other similar Liens arising in the ordinary course of business which are not delinquent (except to the extent permitted by Section 9.7);

            (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are not required to be paid subject to satisfaction of the conditions set forth in Section 9.7;

            (f) lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Report including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest;

            (g) Liens encumbering assets securing Debt incurred to finance the purchase of such assets, provided, that (i) the principal amount of the Debt secured by a purchased asset shall not exceed one hundred percent (100%) of the purchase price of such asset, (ii) such Liens shall not extend to or encumber any other asset of any Credit Party, (iii) such Liens shall attach to such purchased asset substantially simultaneously with the purchase of such asset, and (iv) the aggregate amount of all Debt secured by such Liens shall not exceed $15,000,000; and

            (h) to the extent not included in clauses (a) through (g) above, Permitted Encumbrances under and as defined in the Mortgages.

      "PERMITTED INVESTMENTS" means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) Investments in a Subsidiary that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, and (e) other Investments made with proceeds of (and in an amount not exceeding the amount of) substantially contemporaneous contributions to the common equity of Borrower.

      "PERMITTED SUBORDINATE DEBT" means Debt of Borrower resulting from the issue of Borrower's 8.375% Senior Subordinated Notes Due 2012 in an aggregate outstanding principal balance of not greater than $175,000,000, and which (a) is fully subordinated to the Obligations pursuant to subordination provisions which have been approved by Required Banks, and (b) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which have not been approved by Required Banks.

      "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

      "PLAN" means an employee benefit plan within the meaning of section 3(3) of ERISA, and any other similar plan, policy or arrangement, including an employment contract, whether formal or informal and whether legally binding or not, under which any Credit Party or an ERISA Affiliate of a Credit Party has any current or future obligation or liability or under which any present or former employee of any Credit Party or an ERISA Affiliate of a Credit Party, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits resulting from the present or former employee's employment relationship with any Credit Party or an ERISA Affiliate of a Credit Party.

      "PRIME RATE" means the per annum rate of interest established from time to time by Fleet as its prime rate, which rate may not be the lowest rate of interest charged by Fleet to its customers.

      "PROVED MINERAL INTERESTS" means, collectively, Proved Producing Mineral Interests, Proved Non-producing Mineral Interests, and Proved Undeveloped Mineral Interests.

      "PROVED NON-PRODUCING MINERAL INTERESTS" means all Mineral Interests which constitute proved developed non-producing reserves.

      "PROVED PRODUCING MINERAL INTERESTS" means all Mineral Interests which constitute proved developed producing reserves.

      "PROVED UNDEVELOPED MINERAL INTERESTS" means all Mineral Interests which constitute proved undeveloped reserves.

      "QUARTERLY DATE" means the last day of each March, June, September and December.

      "RECOGNIZED VALUE" means, with respect to Mineral Interests, the discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons from such Mineral Interests as determined by Fleet for purposes of determining the portion of the Borrowing Base which it attributes to such Mineral Interests in accordance with Article V hereof.

      "REDETERMINATION" means (i) any Scheduled Redetermination, (ii) any Special Redetermination, or (iii) any redetermination pursuant to Section 5.4.

      "REDETERMINATION DATE" means (a) with respect to any Scheduled Redetermination, each June 1 and December 1, commencing December 1, 2002, (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination, and (c) with respect to any redetermination pursuant to Section 5.4, the date upon which any Credit Party completes any Asset Disposition.

      "REGULATION A" means Regulation A of the Board of Governors of the Federal Reserve System, 12C.F.R. Part 221, as in effect from time to time.

      "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

      "REQUEST FOR BORROWING" has the meaning set forth in Section 2.1(d) hereof.

      "REQUEST FOR LETTER OF CREDIT" has the meaning set forth in Section 2.1(g) hereof.

      "REQUIRED BANKS" means Banks holding at least sixty-six and two-thirds percent (66-?%) of the Total Commitment.

      "RESERVE REPORT" means an unsuperseded engineering analysis of the Mineral Interests owned by Operating, in form and substance reasonably acceptable to Required Banks, prepared in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Each Reserve Report required to be delivered pursuant to Section
5.1 shall be prepared by the Approved Petroleum Engineer. Each other Reserve Report shall be prepared by Operating's in-house staff. Notwithstanding the foregoing, in connection with any Special Redetermination requested by Borrower, the Reserve Report shall be in form and scope mutually acceptable to Borrower and Required Banks. Until superseded, the Initial Reserve Report shall be considered a Reserve Report.

      "RESERVE REQUIREMENT" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

      "RESTRICTED PAYMENT" means, with respect to any Person, (a) any Distribution by such Person (other than Distributions by one Credit Party to another Credit Party), (b) except as otherwise approved by Required Banks, the retirement, redemption or payment by Borrower or any other Credit Party of any part of the principal of the Permitted Subordinate Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations, or (c) the retirement, redemption or prepayment prior to scheduled maturity by such Person or any Affiliates of such Person of any Debt of such Person other than the Obligations.

      "SCHEDULE" means a "schedule" attached to this Agreement and incorporated herein by reference, unless specifically indicated otherwise.

      "SCHEDULED REDETERMINATION" means any Redetermination of the Borrowing Base pursuant to Section 5.2.

      "SECTION" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

      "SOLE LEAD ARRANGER" means Fleet Securities, Inc. in its capacity as sole lead arranger for the credit facility hereunder or any successor thereto.

      "SOLVENT" means, with respect to any Person on a particular date, the condition that, on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the liability of such Person on its debts as they become absolute and matured, and (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business.

      "SPECIAL REDETERMINATION" means any Redetermination of the Borrowing Base pursuant to Section 5.3.

      "STANDBY LETTER OF CREDIT" means an irrevocable sight standby letter of credit issued pursuant to this Agreement and to be used only for the purposes set forth in Section 10.7.

      "SUBSIDIARY" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

      "SUBSIDIARY PLEDGE AGREEMENT" means a Pledge Agreement substantially in the form of ERROR! REFERENCE SOURCE NOT FOUND. attached hereto to be executed by each existing and future Subsidiary of Borrower (any such Subsidiary is referred to herein as a "FIRST TIER SUBSIDIARY"), pursuant to which such First Tier Subsidiary shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by such First Tier Subsidiary of each existing or hereafter created Subsidiary of such First Tier Subsidiary to secure the Obligations.

      "SYNDICATION AGENT" means Wachovia Bank, N.A. in its capacity as syndication agent for the credit facility provided pursuant hereto or any successor thereto.

      "TAXES" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, capital transaction taxes, foreign exchange taxes, or other charges of any nature whatsoever, from time to time or at any time imposed by Law or any Governmental Authority. "TAX" means any one of the foregoing.

      "TERMINATION DATE" means June 25, 2006.

      "TITLE REQUIRED RESERVE VALUE" means Proved Mineral Interests that have a Recognized Value of not less than seventy-five percent (75%) of the Recognized Value of all Proved Mineral Interests held by Operating.

      "TOTAL COMMITMENT" means the Commitments of all Banks in an initial aggregate amount of $300,000,000 as such amount may be reduced from time to time pursuant to Section 2.5.

      "TRIBUNAL" means any state, commonwealth, federal, foreign, territorial or other court or governmental body, subdivision, agency, department, commission, board, bureau or instrumentality of a governmental body.

      "TYPE" shall mean any type of Loan (i.e., a Base Rate Loan or Eurodollar
Loan).

      "VOTING STOCK" of any Person shall mean capital stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

      Section 1.2 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of Borrower and its Consolidated Subsidiaries delivered to Banks prior to the date hereof except for changes concurred in by Borrower's independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to Section 9.1.

      Section 1.3 PETROLEUM TERMS. As used herein, the terms "proved reserves," "proved developed reserves," "proved developed producing reserves," "proved developed non-producing reserves," and "proved undeveloped reserves" have the meaning given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.

      Section 1.4 MONEY. Unless expressly stipulated otherwise, all references herein to "dollars," "money," "funds," "payments," "prepayments" or other similar financial or monetary terms, are references to currency of the United States of America.

                                   ARTICLE II
                                   THE CREDIT

      Section 2.1 COMMITMENTS.

            (a) Each Bank severally agrees, subject to Section 2.1(c), Section 2.1(d), Section 7.1, Section 7.2 and the other terms and conditions set forth in this Agreement, to lend to Borrower from time to time prior to the Termination Date amounts not to exceed in the aggregate at any one time outstanding, the amount of such Bank's Commitment reduced by an amount equal to such Bank's Letter of Credit Exposure. Each Borrowing shall be (i) in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 (except that any Base Rate Borrowing may be in an amount equal to the Availability at such time), and (ii) made from Banks ratably in accordance with their respective Commitment Percentages. Subject to the foregoing limitations and the other provisions of this Agreement, prior to the Termination Date Borrower may borrow under this Section 2.1(a), repay amounts borrowed and request new Borrowings to be made under this Section 2.1(a).

            (b) Administrative Agent will, from time to time prior to the date which is nine (9) Domestic Business Days prior to the Termination Date (or thirty (30) Domestic Business Days prior to the Termination Date in the case of Commercial Letters of Credit), upon request by Borrower, issue Letters of Credit for the account of Borrower or any Subsidiary of Borrower designated by Borrower, so long as (i) the sum of (A) the total Letter of Credit Exposure then existing, and (B) the amount of the requested Letter of Credit does not exceed $35,000,000, and (ii) Borrower would be entitled to a Borrowing under Section 2.1(a), Section 2.1(c) and Section 2.1(d) in the amount of the requested Letter of Credit. Not less than three (3) Domestic Business Days prior to the requested date of issuance of any such Letter of Credit, Borrower shall execute and deliver to Administrative Agent, Administrative Agent's customary letter of credit application (the form of letter of credit application customarily used by Administrative Agent on the date hereof is attached hereto as ERROR! REFERENCE SOURCE NOT FOUND.); provided, that, and notwithstanding anything to the contrary contained herein, in the event of any conflict between any of the terms and provisions of this Agreement and the terms and provisions of any letter of credit application executed and delivered by Borrower, the terms and provisions of this Agreement shall control. Each Letter of Credit shall be denominated in Dollars and shall be in the minimum amount of $10,000 and shall be in form and substance reasonably acceptable to Administrative Agent. No (A) Commercial Letter of Credit shall have an expiration date later than the earlier of (i) thirty (30) days prior to the Termination Date, or (ii) one (1) year after the date of issuance, and (B) Standby Letter of Credit shall have an expiration date later than the earlier of (i) nine (9) Domestic Business Days prior to the Termination Date, or (ii) one (1) year after the date of issuance; provided, that, the expiration date of any Standby Letter of Credit may be automatically extendible for successive periods of up to one (1) year; provided, further that, no such extension shall extend the expiration date beyond nine (9) Domestic Business Days prior to the Termination Date (or thirty (30) Domestic Business Days prior to the Termination Date in the case of Commercial Letters of Credit). Upon the date of issuance of a Letter of Credit, Administrative Agent shall be deemed to have sold to each other Bank, and each other Bank shall be deemed to have unconditionally and irrevocably purchased from Administrative Agent, a non-recourse participation in the related Letter of Credit and Letter of Credit Exposure equal to such Bank's Commitment Percentage of such Letter of Credit and Letter of Credit Exposure. Upon request of any Bank, but not less often than quarterly, Administrative Agent shall provide notice to each Bank by teletransmission or telex setting forth each Letter of Credit issued and outstanding pursuant to the terms hereof and specifying the beneficiary and expiration date of each such Letter of Credit, each Bank's percentage of each such Letter of Credit and the actual dollar amount of each Bank's participation held by Administrative Agent thereof for such Bank's account and risk. In addition to the foregoing, upon the issuance of any Letter of Credit, or an amendment thereto, Administrative Agent shall promptly notify each Bank by teletransmission or telex of the terms of such Letter of Credit or amendment thereto, and Administrative Agent shall provide to each Bank a copy of such Letter of Credit or amendment thereto. Upon cancellation or termination of any Letter of Credit, Administrative Agent shall promptly notify each Bank of such cancellation or termination. In connection with the issuance of each Letter of Credit, Borrower shall pay to Administrative Agent in respect of such Letter of Credit (a) the applicable Letter of Credit Fee in accordance with Section 2.9 hereof, and (b) at the time of issuance of each Letter of Credit, the applicable Letter of Credit Fronting Fee. Administrative Agent shall distribute the Letter of Credit Fee to Banks in accordance with their respective Commitment Percentages, and Administrative Agent shall retain the Letter of Credit Fronting

Fee for its own account. Any (y) material amendment or modification, or (z) renewal or extension of any Letter of Credit shall be deemed to be the issuance of a new Letter of Credit for purposes of this Section 2.1(b).

      Immediately upon the Notes becoming due and payable pursuant to the provisions of Section 12.1 hereof, Borrower shall deposit with Administrative Agent cash in such amounts as Administrative Agent may request, up to a maximum amount equal to the aggregate existing Letter of Credit Exposure of all Banks. Any amounts so deposited shall be held by Administrative Agent for the ratable benefit of all Banks as security for the outstanding Letter of Credit Exposure and the other Obligations, and Borrower will, in connection therewith, execute and deliver such security agreements in form and substance satisfactory to Administrative Agent which it may, in its discretion, require. As drafts or demands for payment are presented under any Letter of Credit, Administrative Agent shall apply such cash to satisfy such drafts or demands. When all Letters of Credit have expired and the Obligations have been repaid in full (and no Bank has any obligation to lend or issue Letters of Credit hereunder) or such Event of Default has been cured to the satisfaction of Required Banks, Administrative Agent shall release to Borrower any remaining cash deposited under this Section 2.1(b). Whenever Borrower is required to make deposits under this Section 2.1(b) and fails to do so on the day such deposit is due, Administrative Agent or any Bank may, without prior notice to Borrower, make such deposit (whether by application of proceeds of any collateral for the Obligations, by transfers from other accounts maintained with any Bank or otherwise) using any funds then available to any Bank of any Credit Party, any guarantor under a Facility Guaranty, or any other party liable for repayment of the Obligations.

      Notwithstanding anything to the contrary contained herein, Borrower hereby agrees to reimburse Administrative Agent immediately upon demand by Administrative Agent, and in immediately available funds, for any payment or disbursement made by Administrative Agent under any Letter of Credit issued by it. Payment shall be made by Borrower with interest on the amount so paid or disbursed by Administrative Agent from and including the date payment is made under any Letter of Credit to and including the date of payment, at the lesser of (i) the Maximum Lawful Rate, or (ii) the Default Rate. The obligations of Borrower under this paragraph will continue until all Letters of Credit have expired and all reimbursement obligations with respect thereto have been paid in full by Borrower.

      Borrower shall be obligated to reimburse Administrative Agent upon demand for all amounts paid under Letters of Credit as set forth in the immediately preceding paragraph hereof; provided, however, if Borrower for any reason fails to reimburse Administrative Agent in full upon demand, Banks shall reimburse Administrative Agent in accordance with each Bank's Commitment Percentage for amounts due and unpaid from Borrower as set forth hereinbelow; provided, however, that no such reimbursement made by Banks shall discharge Borrower's obligations to reimburse Administrative Agent. All reimbursement amounts payable by any Bank under this Section 2.1(b) shall include interest thereon at the Federal Funds Rate, from the date of the payment of such amounts by Administrative Agent to the date of reimbursement by such Bank. No Bank shall be liable for the performance or nonperformance of the obligations of any other Bank under this paragraph. The reimbursement obligations of Banks under this paragraph shall continue after the Termination Date and shall survive termination of this Agreement and the other Loan Papers.

      Borrower shall indemnify and hold Administrative Agent and each Bank, and their respective officers, directors, representatives and employees harmless from loss for any claim, demand or liability which may be asserted against any such indemnified party in connection with actions taken under Letters of Credit or in connection therewith (including losses resulting from the negligence of any such indemnified party), and shall pay each indemnified party for reasonable fees of attorneys and legal costs paid or incurred by each indemnified party in connection with any matter related to Letters of Credit, except for losses and liabilities incurred as a direct result of the gross negligence or willful misconduct of such indemnified party, IT BEING THE EXPRESS INTENTION OF THE PARTIES THAT EACH INDEMNIFIED PARTY SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF ITS ORDINARY NEGLIGENCE. If Borrower for any reason fails to indemnify or pay such indemnified party as set forth herein in full, Banks shall indemnify and pay such indemnified party upon demand, in accordance with each Bank's Commitment Percentage of such amounts due and unpaid from Borrower. The provisions of this paragraph shall survive the termination of this Agreement.

      Administrative Agent does not make any representation or warranty, and does not assume any responsibility with respect to the validity, legality, sufficiency or enforceability of any letter of credit application executed and delivered in connection with any Letter of Credit issued hereunder or any document relative thereto or to the collectability thereunder. Administrative Agent does not assume any responsibility for the financial condition of any Credit Party or for the performance of any obligation of any Credit Party. Administrative Agent may use its discretion with respect to exercising or refraining from exercising any rights, or taking or refraining from taking any action which may be vested in it or which it may be entitled to take or assert with respect to any Letter of Credit or any letter of credit application. FURTHERMORE, EXCEPT AS SET FORTH HEREIN, ADMINISTRATIVE AGENT SHALL BE UNDER NO LIABILITY TO ANY BANK, WITH RESPECT TO ANYTHING ADMINISTRATIVE AGENT MAY DO OR REFRAIN FROM DOING IN THE EXERCISE OF ITS JUDGMENT, THE SOLE LIABILITY AND RESPONSIBILITY OF ADMINISTRATIVE AGENT BEING TO HANDLE EACH BANK'S SHARE ON AS FAVORABLE A BASIS AS ADMINISTRATIVE AGENT HANDLES ITS OWN SHARE. ADMINISTRATIVE AGENT SHALL NOT HAVE ANY DUTIES OR RESPONSIBILITIES EXCEPT THOSE EXPRESSLY SET FORTH HEREIN AND THOSE DUTIES AND LIABILITIES SHALL BE SUBJECT TO THE LIMITATIONS AND QUALIFICATIONS SET FORTH HEREIN. FURTHERMORE, NEITHER ADMINISTRATIVE AGENT, NOR ANY OF ITS DIRECTORS, OFFICERS, OR EMPLOYEES SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED (WHETHER OR NOT SUCH ACTION TAKEN OR OMITTED IS EXPRESSLY SET FORTH HEREIN) UNDER OR IN CONNECTION HEREWITH OR UNDER ANY OTHER INSTRUMENT OR DOCUMENT IN CONNECTION HEREWITH, EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Administrative Agent shall not incur any liability to any Bank, any Credit Party, or any Affiliate of any Bank or any Credit Party, in acting upon any notice, document, order, consent, certificate, warrant or other instrument reasonably believed by Administrative Agent to be genuine or authentic and to be signed by the proper party.

            (c) No Bank will be obligated to lend to Borrower hereunder or incur Letter of Credit Exposure, and Borrower shall not be entitled to borrow hereunder or obtain Letters of

Credit hereunder in an amount which would cause the Outstanding Credit to exceed the Borrowing Base then in effect. No Bank shall be obligated to fund Borrowings hereunder and Borrower shall not be entitled to Borrowings hereunder during the existence of a Borrowing Base Deficiency. Nothing in this Section 2.1(c) shall be deemed to limit any Bank's obligation to reimburse Administrative Agent with respect to its participation in Letters of Credit as a result of the drawing under any Letter of Credit pursuant to Section 2.1(b).

            (d) In order to request any Borrowing under this Section 2.1, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Borrowing (herein so called) prior to 1:00 p.m. (Boston, Massachusetts time), (x) at least one (1) Domestic Business Day before the Borrowing Date specified for a proposed Base Rate Borrowing, and (y) at least three (3) Eurodollar Business Days before the Borrowing Date of a proposed Eurodollar Borrowing. Each such Request for Borrowing shall be substantially in the form of ERROR! REFERENCE SOURCE NOT FOUND. hereto, and shall specify:

                  (i) the Borrowing Date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Eurodollar Business Day in the case of a Eurodollar Borrowing;

                  (ii) the aggregate amount of such Borrowing;

                  (iii) whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and

                  (iv) in the case of a Eurodollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Upon receipt of a Request for Borrowing, Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of the Borrowing to be loaned by such Bank pursuant thereto, and such Request for Borrowing shall not thereafter be revocable by Borrower. Not later than 1:00 p.m. (Boston, Massachusetts time) on the date of each Borrowing, each Bank shall make available its Commitment Percentage of such Borrowing, in Federal or other funds immediately available in Boston, Massachusetts to Administrative Agent at its address set forth on Schedule 1 hereto. Notwithstanding the foregoing, if Borrower delivers to Administrative Agent a Request for Borrowing prior to 11:00 a.m. (Boston, Massachusetts time) on a Domestic Business Day requesting a Base Rate Borrowing on such day, each Bank shall use its best efforts to make available to Administrative Agent its Commitment Percentage of such Borrowing by 2:00 p.m. (Boston, Massachusetts time) on the same day. Unless Administrative Agent determines that any applicable condition specified in Section 7.2 has not been satisfied or waived pursuant to a written waiver which conforms to the requirements of Section 14.5, Administrative Agent will make the funds so received from Banks available to Borrower by (at Borrower's option) (A) wiring the funds to or for the account of Borrower, or (B) depositing the funds in Borrower's account with Administrative Agent.

            (e) The failure of any Bank to remit its Commitment Percentage of any requested Borrowing shall not relieve any other Bank of its obligation to remit its Commitment Percentage of that Borrowing. If any Bank wrongfully fails to so remit its Commitment

Percentage (such Bank being referred to as "NON-FUNDING BANK"), all conditions to the related Borrowing have been satisfied, and that related Borrowing is in compliance with Section 2.1, then:

                  (i) Administrative Agent shall make available such funds as shall have been received by it from the other Banks in accordance with
      Section 2.1(d) above; and

                  (ii) Administrative Agent shall use good faith efforts to obtain one or more financial institutions, reasonably acceptable to Borrower, to replace the Non-Funding Bank, but neither any Agent nor any other Bank shall have any liability or obligation whatsoever as a result of the failure to obtain a replacement for Non-Funding Bank.

IN ANY EVENT, ANY NON-FUNDING BANK SHALL INDEMNIFY, DEFEND, AND HOLD EACH AGENT AND EACH OTHER BANK HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, OR EXPENSES (INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEY'S FEES AND INTEREST AT THE FEDERAL FUNDS RATE FOR FUNDS ADVANCED BY ADMINISTRATIVE AGENT OR ANY OTHER BANK ON ACCOUNT OF ANY NON-FUNDING BANK) WHICH THEY MAY SUSTAIN OR INCUR BY REASON OF OR IN CONSEQUENCE OF NON-FUNDING BANK'S FAILURE OR REFUSAL TO ABIDE BY ITS OBLIGATIONS UNDER THIS AGREEMENT. ADMINISTRATIVE AGENT MAY SET OFF AGAINST PAYMENTS DUE TO ANY NON-FUNDING BANK UNDER THE TERMS OF THIS AGREEMENT FOR THE CLAIMS OF ADMINISTRATIVE AGENT AND OTHER BANKS AGAINST NON-FUNDING BANK.

            (f) Absent contrary written notice from a Bank, Administrative Agent may assume that each Bank has made its Commitment Percentage of the requested Borrowing available to Administrative Agent on the date of the relevant Borrowing, and Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Bank fails to make its Commitment Percentage of any requested Borrowing available to Administrative Agent on the relevant Borrowing Date, Administrative Agent may recover the applicable amount on demand (i) from that Bank together with interest, commencing on the date of the relevant Borrowing and ending on (but excluding) the date Administrative Agent recovers the amount from that Bank, at an annual interest rate equal to the Federal Funds Rate, or (ii) if that Bank fails to pay its applicable amount upon demand, then from Borrower together with interest, commencing on the date of the relevant Borrowing and ending on (but excluding) the date Administrative Agent recovers the amount from Borrower, at an annual interest rate equal to the Base Rate.

            (g) In order to request any Letter of Credit hereunder, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Letter of Credit (herein so called) prior to 1:00 p.m. (Boston, Massachusetts time) at least three (3) Domestic Business Days before the date specified for issuance of such Letter of Credit. Each Request for Letter of Credit shall be substantially in the form of ERROR! REFERENCE SOURCE NOT FOUND. hereto, shall be accompanied by Administrative Agent's duly completed and executed letter of credit application and shall specify:

                  (i) the requested date for issuance of such Letter of Credit;

                  (ii) the terms of such requested Letter of Credit, including the name and address of the beneficiary, the stated amount, the expiration date and the conditions under which drafts under such Letter of Credit are to be available; and

                  (iii) the purpose of such Letter of Credit.

Upon receipt of a Request for Letter of Credit, Administrative Agent shall promptly notify each Bank of the contents thereof, including the amount of the requested Letter of Credit, and such Request for Letter of Credit shall not thereafter be revocable by Borrower. No later than 1:00 p.m. (Boston, Massachusetts time) on the date each Letter of Credit is requested to be issued, unless Administrative Agent determines that any applicable condition precedent set forth in Section 7.2 hereof has not been satisfied, Administrative Agent will issue and deliver such Letter of Credit pursuant to the instructions of Borrower.

      Section 2.2 NOTES. The Loans made by each Bank shall be evidenced by a single Note payable to the order of such Bank in an amount equal to such Bank's Commitment.

      Section 2.3 INTEREST RATES; PAYMENTS.

            (a) The principal amount of each Base Rate Loan outstanding from day to day shall bear interest at a rate per annum equal to the sum of (i) the Applicable Margin, plus (ii) the Base Rate in effect from day to day; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on the principal of each Base Rate Loan shall be payable as it accrues on each Quarterly Date, and on the Termination Date.

            (b) The principal amount of each Eurodollar Loan outstanding from day to day shall bear interest for the Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Applicable Margin, plus (ii) the applicable Adjusted LIBOR Rate; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on any portion of the principal of each Eurodollar Loan subject to an Interest Period of one (1) or three (3) months shall be payable on the last day of the Interest Period applicable thereto. Interest on any portion of the principal of each Eurodollar Loan having an Interest Period of more than three (3) months shall be payable on the last day of the Interest Period applicable thereto and on each Quarterly Date.

            (c) So long as no Default or Event of Default shall be continuing, subject to the provisions of this Section 2.3, Borrower shall have the option of having all or any portion of the principal outstanding under the Loan be a Base Rate Loan and/or one (1) or more Eurodollar Loans, which shall bear interest at rates determined by reference to the Base Rate and the Adjusted LIBOR Rate, respectively; provided, that the principal balance of each Base Rate Loan and Eurodollar Loan shall be in a minimum amount of $1,000,000 and shall be in an amount which is an integral multiple of $100,000. Prior to the termination of each Interest Period with respect to each Eurodollar Loan, Borrower shall give written notice (a "NOTICE OF CONTINUATION

OR CONVERSION") in the form of ERROR! REFERENCE SOURCE NOT FOUND. attached hereto to Administrative Agent of the Type of Loan which shall be applicable to the principal of such Eurodollar Loan upon the expiration of such Interest Period. Such Notice of Continuation or Conversion shall be given to Administrative Agent at least one (1) Domestic Business Day, in the case of a Base Rate Loan selection, and at least three (3) Eurodollar Business Days, in the case of a Eurodollar Loan selection, prior to the termination of the Interest Period then expiring. If Borrower shall specify a Eurodollar Loan, such Notice of Continuation or Conversion shall also specify the length of the succeeding Interest Period (subject to the provisions of the definition of such term) selected by Borrower. Each Notice of Continuation or Conversion shall be irrevocable and effective upon notification thereof to Administrative Agent. If the required Notice of Continuation or Conversion shall not have been timely received by Administrative Agent, Borrower shall be deemed to have elected that the principal of the Eurodollar Loan subject to the Interest Period then expiring be Converted to a Base Rate Loan upon the expiration of such Interest Period and Borrower will be deemed to have given Administrative Agent notice of such election. Subject to the limitations set forth in this Section 2.3(c) on the minimum amount of Eurodollar Loans, Borrower shall have the right to Convert all or any part of the principal of the Base Rate Loan to a Eurodollar Loan by giving Administrative Agent a Notice of Continuation or Conversion of such election at least three (3) Eurodollar Business Days prior to date on which Borrower elects to make such Conversion (a "CONVERSION DATE"). The Conversion Date selected by Borrower shall be a Eurodollar Business Day. Notwithstanding anything in this Section 2.3 to the contrary, no portion of the principal of the Base Rate Loan may be Converted to a Eurodollar Loan and no Eurodollar Loan may be Continued as such when any Default or Event of Default has occurred and is continuing, but each such Eurodollar Loan shall be automatically Converted to the Base Rate Loan on the last day of each applicable Interest Period. Borrower shall not be permitted to have more than five (5) Interest Periods in effect with respect to Eurodollar Loans at any time.

            (d) Notwithstanding anything to the contrary set forth in Section 2.3(a) or Section 2.3(b) above, all overdue principal and, to the extent permitted by law, overdue interest, shall bear interest from the date due, payable on demand, for each day until paid at a rate per annum equal to the lesser of (i) the Default Rate, and (ii) the Maximum Lawful Rate.

            (e) Administrative Agent shall determine each interest rate applicable to the Loans in accordance with the terms hereof. Administrative Agent shall promptly notify Borrower and Banks by telex, telecopy or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

            (f) Notwithstanding the foregoing, if at any time the rate of interest calculated with reference to the Base Rate or the LIBOR Rate hereunder (the "CONTRACT RATE") is limited to the Maximum Lawful Rate, any subsequent reductions in the contract rate shall not, to the extent permitted by law, reduce the rate of interest on the affected Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the contract rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of any Note, the total amount of interest paid or accrued on such Note is less than the amount of interest which would have accrued if the contract rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to the holder of such Note an amount equal to the difference between (i) the lesser of the amount of interest which would have accrued if the contract rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (ii) the amount of interest actually paid on such Note.

            (g) Interest payable hereunder computed by reference to the LIBOR Rate shall be computed based on the number of actual days elapsed assuming that each calendar year consisted of 360 days. Interest payable hereunder computed by reference to the Base Rate shall be computed based on the actual number of days elapsed assuming that each calendar year consisted of 365 or 366 (as applicable) days.

      Section 2.4 MANDATORY PREPAYMENTS RESULTING FROM BORROWING BASE
DEFICIENCY.

            (a) Except with respect to (i) a Special Redetermination pursuant to
Section 5.3(a), or (ii) a Borrowing Base adjustment pursuant to Section 5.4, in the event a Borrowing Base Deficiency exists after giving effect to any Redetermination, Borrower shall, within ten (10) days following notice thereof from Administrative Agent, provide written notice (the "ELECTION NOTICE") to Administrative Agent stating the action which Borrower proposes to take to remedy such Borrowing Base Deficiency, and Borrower shall thereafter, at its option, either (1) eliminate such Borrowing Base Deficiency by making a single mandatory prepayment of principal on the Loans in an amount equal to the entire amount of such Borrowing Base Deficiency, (2) eliminate such Borrowing Base Deficiency by making six (6) consecutive mandatory prepayments of principal on the Loan each of which shall be in the amount of one sixth (1/6th) of the amount of such Borrowing Base Deficiency commencing on the first Monthly Date following the date on which such Borrowing Base Deficiency is determined to exist and continuing on each Monthly Date thereafter, and in connection therewith, Borrower and/or Operating shall (A) dedicate a sufficient amount (as determined by Administrative Agent in its sole discretion) of the monthly cash flow from Borrower's or Operating's oil and gas properties to satisfy such payments, and
(B) execute and deliver such collateral assignments and/or security agreements in form and substance satisfactory to Administrative Agent which it may, in its discretion, require with respect thereto, or (3) within thirty (30) days following the delivery of such Election Notice submit additional oil and gas properties owned by Borrower or Operating for consideration in connection with the redetermination of the Borrowing Base which Administrative Agent and Required Banks deem sufficient in their sole discretion to eliminate such Borrowing Base Deficiency. If a Borrowing Base Deficiency cannot be eliminated pursuant to this Section 2.4 by prepayment of the Loan in full (as a result of outstanding Letter of Credit Exposure), on each Monthly Date, Borrower shall also deposit cash with Administrative Agent, to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by
Section 2.1(b), in an amount at least equal to one sixth (1/6th) of the balance of such Borrowing Base Deficiency (i.e., one-sixth of the difference between the Borrowing Base Deficiency and the remaining outstanding principal under the Loan on the date such Borrowing Base Deficiency is first determined to occur). In the event a Borrowing Base Deficiency shall occur (or an increase in any pre-existing Borrowing Base Deficiency shall occur) as a result of a Special Redetermination pursuant to Section 5.3(a), Borrower shall be required to make a mandatory prepayment of the Loans within thirty (30) days following receipt of notice of such Borrowing Base Deficiency (or increase in any pre-existing Borrowing Base Deficiency) in an amount equal to the amount of such Borrowing Base Deficiency (or increase in any pre-existing Borrowing Base Deficiency).

            (b) Immediately upon the consummation by any Credit Party of any Asset Disposition, Borrower shall make a mandatory prepayment on the Loan in an amount, if any, required by Section 2.4(a) to eliminate any Borrowing Base Deficiency. Notwithstanding the foregoing, in the event a Default or Event of Default is in existence on the date of the consummation of any Asset Disposition, all Net Cash Proceeds from any such Asset Disposition shall be applied as a mandatory prepayment on the Loan.

      Section 2.5 VOLUNTARY REDUCTION OF TOTAL COMMITMENT. Borrower may, by notice to Administrative Agent five (5) Domestic Business Days prior to the effective date of any such reduction, permanently reduce the Total Commitment (and thereby permanently reduce the Commitment of each Bank ratably in accordance with such Bank's Commitment Percentage) in amounts not less than $5,000,000 and in an amount which is an integral multiple of $1,000,000. On the effective date of any such reduction, Borrower shall, to the extent required as a result of such reduction, make a principal payment on the Loans in an amount sufficient to cause the principal balance of the Loans then outstanding to be equal to or less than the Total Commitment as thereby reduced (and Administrative Agent shall distribute to each Bank in like funds that portion of any such payment as is required to cause the principal balance of the Loan held by such Bank to be not greater than its Commitment as thereby reduced). Notwithstanding the foregoing, Borrower shall not be permitted to voluntarily reduce the Total Commitment (a) if, as a result of such reduction, Borrower would be required to prepay all or any portion of the principal amount of any Eurodollar Loan prior to the last day of the Interest Period applicable thereto, or (b) to an amount less than the aggregate Letter of Credit Exposure of all Banks.

      Section 2.6 TERMINATION OF COMMITMENTS; FINAL MATURITY OF LOANS. The Total Commitment (and the Commitment of each Bank) shall terminate, and the entire outstanding principal balance of the Loans, all interest accrued thereon, all accrued but unpaid fees hereunder and all other outstanding Obligations shall be due and payable in full on the Termination Date.

      Section 2.7 VOLUNTARY PREPAYMENTS. Borrower may, subject to the other provisions of this Agreement, upon (a) one (1) Domestic Business Day advance notice to Administrative Agent with respect to Base Rate Borrowings, and (b) five (5) Domestic Business Days advance notice to Administrative Agent with respect to Eurodollar Borrowings, prepay the principal of the Loan in whole or in part. Any partial prepayment shall be in a minimum amount of $1,000,000 and shall be in an integral multiple of $100,000 and to the extent made with respect to any Eurodollar Loan, may be made only on the last day of the Interest Period applicable thereto.

      Section 2.8 UNUSED COMMITMENT FEE. On the Termination Date, and no later than fifteen (15) days following each Quarterly Date prior to the Termination Date, and, in the event the Commitments are terminated in their entirety prior to the Termination Date, on the date of such termination, commencing with the Fiscal Quarter ending on June 30, 2002, Borrower shall pay to Administrative Agent, for the ratable benefit of each Bank based on each Bank's Commitment Percentage, a commitment fee equal to the Commitment Fee Percentage in effect from day to day (applied on a per annum basis computed on the basis of actual days elapsed and as if each calendar year consisted of 365 days) of the average daily Availability for the Fiscal Quarter (or portion thereof) then most recently ended.

      Section 2.9 LETTER OF CREDIT FEES. On the Termination Date, and no later than fifteen (15) days following each Quarterly Date prior to the Termination Date, and, in the event the Commitments are terminated in their entirety prior to the Termination Date, on the date of such termination, commencing with the Fiscal Quarter ending June 30, 2002, Borrower shall pay to Administrative Agent (to be distributed by Administrative Agent in accordance with Section 2.1(b) hereof) the Letter of Credit Fee which occurred during such Fiscal Quarter (or portion thereof), computed on the basis of actual days elapsed and as if each calendar year consisted of 360 days.

      Section 2.10 AGENCY AND OTHER FEES. Borrower shall pay to each Agent and their Affiliates such other fees and amounts as Borrower shall be required to pay to each such Agent and their Affiliates from time to time pursuant to any separate agreement between Borrower and each such Agent or such Affiliates. Such fees and other amounts shall be retained by each such Agent and their Affiliates, and no Bank (other than Administrative Agent) shall have any interest therein. Administrative Agent may disburse any fees paid to Administrative Agent and its Affiliates pursuant to this Section 2.10 in any manner Administrative Agent desires in its sole discretion.

                                  ARTICLE III
                               GENERAL PROVISIONS

      Section 3.1 DELIVERY AND ENDORSEMENT OF NOTES. Promptly after receipt of the executed Notes from Borrower pursuant to Section 7.1(a)(i), Administrative Agent shall deliver to each Bank the Note payable to such Bank. Each Bank may endorse (and prior to any transfer of its Note shall endorse) on the schedules attached and forming a part thereof appropriate notations to evidence the date, amount and type of each Loan made by it, the Interest Period applicable thereto, and the date and amount of each payment of principal made by Borrower with respect thereto; provided that the failure by any Bank to so endorse its Note shall not affect the liability of Borrower for the repayment of all amounts outstanding under such Note together with interest thereon. Each Bank is hereby irrevocably authorized by Borrower to endorse its Note and to attach to and make a part of any Note a continuation of any such schedule as required.

      Section 3.2 GENERAL PROVISIONS AS TO PAYMENTS.

            (a) Borrower shall make each payment of principal of, and interest on, the Loans and all fees payable hereunder shall be paid not later than 2:00 p.m. (Boston, Massachusetts time) on the date when due, in Federal or other funds immediately available in Boston, Massachusetts, and without defense, set-off or counterclaim, to Administrative Agent at its address set forth on
Schedule 1 hereto. Administrative Agent will promptly (and if such payment is received by Administrative Agent by 11:00 a.m. (Boston, Massachusetts time) and otherwise if reasonably possible, on the same Domestic Business Day) distribute to each Bank its Commitment Percentage of each such payment received by Administrative Agent for the account of Banks. Whenever any payment of (i) principal of, or interest on, any portion of any Base Rate Loan, or (ii) fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, any Eurodollar Loan shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day (subject to the definition of Interest Period). If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for such extended time. Borrower hereby authorizes Administrative Agent to charge from time to time against Borrower's accounts with Administrative Agent any amount then due.

            (b) If no Event of Default then exists, all principal payments received by Banks shall be applied first to Eurodollar Loans outstanding with Interest Periods ending on the date of such payment, then to Base Rate Loans, and then to Eurodollar Loans, next maturing until such principal payment is fully applied.

            (c) After the occurrence and during the existence of an Event of Default, all amounts collected or received by Administrative Agent or any Bank shall be applied first to the payment of all proper costs incurred by Administrative Agent in connection with the collection thereof (including reasonable expenses and disbursements of Administrative Agent), second to the payment of all proper costs incurred by Banks in connection with the collection thereof (including reasonable expenses and disbursements of Banks), third to the reimbursement of any advances made by Banks to effect performance of any unperformed covenants of any Credit Party under any of the Loan Papers, fourth to the payment of any unpaid fees required pursuant to Section 2.10, fifth to the payment of any unpaid fees required pursuant to Section 2.1(b), Section 2.8 and Section 2.9, sixth to payment to each Bank of its Commitment Percentage of the outstanding principal of the Loans and accrued but unpaid interest thereon, and seventh to establish the deposits required in Section 2.1(b). All payments received by a Bank after the occurrence and during the continuance of an Event of Default for application to the principal of its Loans shall be applied by such Bank in the manner provided in Section 3.2(b).

      Section 3.3 DIRECT BENEFIT. The Borrowings and Letters of Credit hereunder are for the direct benefit of Borrower and Operating, and are to be used (or the proceeds thereof are to be used) for the purposes permitted hereunder. The Credit Parties are engaged as an integrated group in the business of acquiring, exploring, developing and operating Mineral Interests and the production, marketing, processing and transporting of Hydrocarbons therefrom, and any benefits to Borrower, Operating or any other Credit Party is a benefit to all of them, both directly and indirectly, inasmuch as the successful operation and condition of Borrower, Operating and the other Credit Parties is dependent upon the continued successful performance of the functions of the integrated group as a whole.

                                   ARTICLE IV
                             CHANGE IN CIRCUMSTANCES

      Section 4.1 INCREASED COST AND REDUCED RETURN.

            (a) If, after the date hereof, the adoption of any applicable Law, rule, or regulation, or any change in any applicable Law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency:

                  (i) shall subject such Bank (or its Applicable Lending Office) to any Tax, duty, or other charge with respect to any Eurodollar Loans, its Note, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Bank (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Loans (other than Taxes imposed on the overall net income of such Bank by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted LIBOR
      Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (or its Applicable Lending Office), including the Commitment of such Bank hereunder; or

                  (iii) shall impose on such Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then Borrower shall pay to such Bank within five (5) days after demand such amount or amounts as will compensate such Bank for such increased cost or reduction. If any Bank requests compensation by Borrower under this Section 4.1(a), Borrower may, by notice to such Bank (with a copy to Administrative Agent), suspend the obligation of such Bank to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 shall be applicable); provided that such suspension shall not affect the right of such Bank to receive the compensation so requested.

            (b) If any Bank shall have determined that the adoption, after the date hereof, of any applicable Law, rule, or Regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive made after the date hereof regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay within five (5) days after demand to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

            (c) Each Bank shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 4.1 and will designate a different Applicable

Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this Section 4.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

            (d) The provisions of the undertakings and indemnifications in this
Section 4.1 shall survive for one year after the satisfaction and payment of the Obligations and terminations of this Agreement.

      Section 4.2 LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

            (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period; or

            (b) Banks determine in good faith (which determination shall be conclusive) and notify Administrative Agent that the Adjusted LIBOR Rate will not adequately and fairly reflect the cost to Banks of funding Eurodollar Loans for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, Banks shall be under no obligation to make additional Eurodollar Loans for such Interest Period, Continue Eurodollar Loans for such Interest Period, or to Convert Loans of any other Type into Eurodollar Loans for such Interest Period, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans for such Interest Period, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into another Type of Loan in accordance with the terms of this Agreement.

      Section 4.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Bank shall promptly notify Borrower thereof and such Bank's obligation to make or Continue Eurodollar Loans and to Convert other Types of Loans into Eurodollar Loans shall be suspended until such time as such Bank may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 4.4 shall be applicable).

      Section 4.4 TREATMENT OF AFFECTED LOANS. If the obligation of any Bank to make a Eurodollar Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 4.1 or
Section 4.3 hereof (Loans of such Type being herein called "AFFECTED LOANS" and such Type being herein called the "AFFECTED TYPE"), such Bank's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 4.3 hereof, on such earlier date as such Bank may specify to Borrower with a copy to Administrative Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 4.1 or Section 4.3 hereof that gave rise to such Conversion no longer exist:

            (a) to the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans; and

            (b) all Loans that would otherwise be made or Continued by such Bank as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Bank that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Bank gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 4.1 or Section 4.3 hereof that gave rise to the Conversion of such Bank's Affected Loans pursuant to this Section 4.4 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Banks are outstanding, such Bank's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by Banks holding Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

      Section 4.5 COMPENSATION. Upon the request of any Bank, Borrower shall pay to such Bank such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:

            (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 12.1) on a date other than the last day of the Interest Period for such Loan; or

            (b) any failure by Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article VII to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such Borrowing, Conversion, Continuation, or prepayment specified in the relevant Request for Borrowing, or notice of prepayment, Continuation, or Conversion under this Agreement.

Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 4.5 shall survive the termination of the Commitments and the payment in full of the Notes.

      Section 4.6 TAXES.

            (a) Any and all payments by Borrower to or for the account of any Bank or any Agent hereunder or under any other Loan Paper shall be made free and clear of and without deduction for any and all present or future Taxes, and all liabilities with respect thereto, excluding, in the case of each Bank and any Agent, Taxes imposed on its income, and franchise Taxes imposed on it (or on any other Person with whom such Bank, Applicable Lending Office or Agent files a consolidated, combined, unitary or similar Tax return), and excluding interest and penalties incurred as a result of the gross negligence or willful misconduct of any Bank, Applicable Lending Office or Agent. If Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Paper to any Bank or any Agent, subject to the provisions of Section 4.6(c) hereof, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.6) such Bank or such Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions,
(iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address set forth on
Schedule 1 hereto, the original or a certified copy of a receipt evidencing payment thereof.

            (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Paper or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "OTHER TAXES").

            (c) Borrower agrees to indemnify each Bank and each Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.6) paid by such Bank or such Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. This indemnification shall be made within thirty (30) days from the date such Bank or Agent makes written demand therefor, which demand shall contain an invoice itemizing in reasonable detail the Taxes, Other Taxes and liability which is subject to Borrower's indemnification according to this
Section 4.6.

            (d) Each Bank organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on Schedule 1 hereto and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Bank remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income Tax treaty to which the United States is a party which reduces the rate of withholding Tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Bank is entitled to an exemption from or a reduced rate of Tax on payments pursuant to this Agreement or any of the other Loan Papers.

            (e) For any period with respect to which a Bank has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to
Section 4.6(d) (unless
such failure is due to a change in treaty, Law, or Regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 4.6(a), Section 4.6(b) or Section 4.6(c) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding Tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

            (f) If Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 4.6, then such Bank will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the good faith judgment of such Bank, is not otherwise disadvantageous to such Bank.

            (g) Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

            (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
Section 4.6 shall survive the termination of the Commitments and the payment in full of the Notes.

      Section 4.7 BANK REPLACEMENT

            (a) Borrower shall have the right to replace each Non-Funding Bank (as defined in Section 2.1(e)), each Bank affected by a condition under Section 4.1, Section 4.2 or Section 4.3 for more than 60 days or each Bank which fails to consent to any increase in the Borrowing Base proposed by Administrative Agent (on behalf of each Agent) pursuant to Section 5.2 and Section 5.3 (each such Bank, an "AFFECTED BANK") in accordance with the procedures in this Section
4.7 and provided that no reduction of the Total Commitment occurs as a result thereof.

            (b) (i) Upon the occurrence of any condition permitting the replacement of a Bank, each Bank which is not an Affected Bank shall have the right, but not the obligation, to elect to increase its respective Commitment by an amount not to exceed the amount of the Commitments of the Affected Banks, which election shall be made by written notice from each such Bank to Administrative Agent and Borrower given within thirty (30) days after the date such condition occurs specifying the amount of such proposed increase in such Bank's Commitment.

                  (ii) If the aggregate amount of the proposed increases in Commitments of all such Banks making such an election is in excess of the Commitments of the Affected Banks, (A) the Commitments of the Affected Banks shall be allocated pro rata among such Banks based on the respective amounts of the proposed increases to Commitments elected by each of such Banks, and (B) the respective Commitments of such Banks shall be increased by the respective amounts as so allocated so that, after giving effect to such termination and increases, the aggregate amount of the Commitments of all of the Banks will be the same as prior to such termination.

                  (iii) If the aggregate amount of the proposed increases in Commitments of all such Banks making such an election equals the Commitments of the Affected Banks, the respective Commitments of such Banks shall be increased by the respective amounts of their proposed increases so that, after giving effect to such termination and increases, the aggregate amount of the Commitments of all of the Banks will be the same as prior to such termination.

                  (iv) If the aggregate amount of the proposed increases in Commitments of all such Banks making such an election is less than the Commitments of the Affected Banks, (A) the respective Commitments of such Banks shall be increased by the respective amounts of their proposed increases, and
(B) Borrower shall add additional Banks which are Eligible Assignees to this Agreement to replace such Affected Banks, which additional Banks would have aggregate Commitments no greater than those of the Affected Banks minus the amounts thereof assumed by the other Banks pursuant to such increases.

            (c) Any assumptions of Commitments pursuant to this Section 4.7 shall be made by the purchasing Bank or Eligible Assignee and the selling Bank entering into an Assignment and Acceptance Agreement and by following the procedures in Section 14.10 for adding a Bank. In connection with the increase of the Commitments of any Bank pursuant to the foregoing Section 4.7(b), each Bank with an increased Commitment shall purchase from the Affected Banks at par such Bank's ratable share of the outstanding Loans of the Affected Banks and assume such Bank's ratable share of the Affected Banks' Letter of Credit Exposure.

      Section 4.8 DISCRETION OF BANKS AS TO MANNER OF FUNDING. Notwithstanding any provisions of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Commitment in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan through the purchase of deposits having a maturity corresponding to the last day of the Interest Period applicable to such Eurodollar Loan and bearing an interest rate equal to the Adjusted LIBOR Rate for such Interest Period.

                                   ARTICLE V
                                 BORROWING BASE

      Section 5.1 RESERVE REPORT; PROPOSED BORROWING BASE. As soon as available and in any event by March 31 and September 30 of each year commencing September 30, 2002, Borrower shall deliver to each Agent and each Bank a Reserve Report prepared as of the immediately preceding December 31 and June 30, respectively. Simultaneously with the delivery to each Agent and each Bank of each Reserve Report, Borrower shall notify each Agent and each Bank of the amount of the Borrowing Base which Borrower requests become effective on the next Redetermination Date (or such date promptly following such Redetermination Date as Required Banks shall elect).

      Section 5.2 SCHEDULED REDETERMINATIONS OF THE BORROWING BASE; PROCEDURES AND STANDARDS. Based in part on the Reserve Reports made available to Banks pursuant to Section 5.1, Banks shall redetermine the Borrowing Base on or prior to the next Redetermination Date (or such date promptly thereafter as reasonably possible based on the engineering and other information available to Banks). Any Borrowing Base which becomes effective as a result of any Redetermination of the Borrowing Base shall be subject to the following restrictions: (a) such Borrowing Base shall not exceed the Borrowing Base requested by Borrower pursuant to Section 5.1 or Section 5.3 (as applicable), (b) such Borrowing Base shall not exceed the Total Commitment then in effect, (c) to the extent such Borrowing Base represents an increase from the Borrowing Base in effect prior to such Redetermination, such Borrowing Base shall be approved by all Banks, and
(d) any Borrowing Base which represents a decrease in the Borrowing Base in effect prior to such Redetermination, or a reaffirmation of such prior Borrowing Base, shall be approved by Required Banks. Each Redetermination shall be made by Banks in accordance with their normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time and will otherwise be in their sole discretion. Without limiting such discretion, Borrower acknowledges and agrees that each Bank may consider such credit factors as it deems appropriate which are consistent with its normal and customary procedures for evaluating oil and gas reserves and shall have no obligation in connection with any Redetermination to approve any increase from the Borrowing Base in effect prior to such Redetermination. Administrative Agent shall propose (on behalf of each Agent) such redetermined Borrowing Base to Banks within thirty (30) days following receipt by each Agent and each Bank of a Reserve Report. Such proposed Borrowing Base shall be determined by Agents (A) in accordance with their normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time, (B) in part by utilizing the arithmetic average of such Agents' pricing forecast and discount rates established by each such Agent and in existence at that particular time, adjusted to reflect the effect of Operating's Oil and Gas Hedge Transactions, and (C) otherwise in their sole discretion. After having received notice of such proposed Borrowing Base by Administrative Agent, Required Banks (or all Banks in the event of a proposed increase) shall have fifteen (15) days to agree or disagree with such proposal. If at the end of such fifteen (15) day period, Required Banks (or all Banks in the event of a proposed increase) have not communicated their approval or disapproval, such silence shall be deemed an approval and Administrative Agent's proposal (on behalf of each Agent) shall be the new Borrowing Base. If, however, Required Banks (or any Bank in the event of a proposed increase) notify Administrative Agent within such fifteen (15) day period of their disapproval, Required Banks (or all Banks in the event of a proposed increase) shall, within a reasonable period of time, agree on a new Borrowing Base. Promptly following any Redetermination of the Borrowing Base, Administrative Agent shall notify Borrower of the amount of the Borrowing Base as redetermined, which Borrowing Base shall be effective as of the date specified in such notice, and shall remain in effect for all purposes of this Agreement until the next Redetermination.

      Section 5.3 SPECIAL REDETERMINATION.

      (a) In addition to Scheduled Redeterminations, Borrower and Required Banks shall each be permitted to make (i) Special Redeterminations pursuant to Section 8.9, and (ii) other Special Redeterminations of the Borrowing Base; provided, that, Required Banks shall be permitted to make only one (1) Special Redetermination pursuant to this Section 5.3(a)(ii) in any calendar year, and Borrower shall be permitted to make only two (2) Special Redeterminations pursuant to this Section 5.3(a)(ii) in any calendar year. Any request for a Special Redetermination shall be made pursuant to a written notice to the other parties to this Agreement, and, in the case of a request by Borrower, such notice shall be accompanied by a Reserve Report and a notification of the Borrowing Base requested by Borrower in connection with such Special Redetermination.

            (b) Any Special Redetermination shall be made by Agents and Banks in accordance with the procedures and standards set forth in Section 5.2; provided, that, no Reserve Report will be required to be delivered to Agents and Banks in connection with any Special Redetermination requested by Required Banks pursuant to Section 5.3(a) above.

      Section 5.4 ASSET DISPOSITION ADJUSTMENT. In addition to Scheduled Redeterminations and Special Redeterminations, the Borrowing Base shall reduce simultaneously with the completion by any Credit Party of any Asset Disposition by the lesser of (a) the Borrowing Base value of the Borrowing Base Properties which are subject to such Asset Disposition (which shall be the Borrowing Base value assigned thereto by Administrative Agent and approved by Required Banks, and which, in the case of any exchange, shall be the net reduction in the Borrowing Base value realized or resulting from such exchange), and (b) the Net Cash Proceeds received by any Credit Party from such Asset Disposition.

      Section 5.5 BORROWING BASE DEFICIENCY. If a Borrowing Base Deficiency exists after giving effect to any Redetermination, Borrower shall be obligated to eliminate such Borrowing Base Deficiency by making the mandatory prepayments of the Loans required by Section 2.4.

      Section 5.6 INITIAL BORROWING BASE. Notwithstanding anything to the contrary contained herein, the Borrowing Base in effect during the period commencing on the Closing Date and ending on the effective date of the first Redetermination after the Closing Date shall be $220,000,000.

                                   ARTICLE VI
                            COLLATERAL AND GUARANTEES

      Section 6.1 SECURITY.

            (a) The Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances and Immaterial Title Deficiencies) covering and encumbering (i) the Mineral Interests owned by Operating specified by Administrative Agent or Required Banks which shall in all events include not less than the Mortgage Required Reserve Value of all Proved Mineral Interests owned by Operating on and after the Closing Date, and (ii) all of the issued and outstanding Equity owned by Borrower of each existing and future Subsidiary of Borrower and all of the issued and outstanding Equity owned by each First Tier Subsidiary of each existing and future Subsidiary of any such First Tier Subsidiary. On the Closing Date, Borrower and Operating (as applicable) shall deliver to Administrative Agent, for the ratable benefit of each Bank, (A) the Mortgages in form and substance acceptable to Administrative Agent and duly executed by Operating, together with such other assignments, conveyances, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed, as applicable) as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in all Borrowing Base Properties and other interests of Operating required by this
Section 6.1(a), (B) the Borrower Pledge Agreement, in form and substance acceptable to Administrative Agent and duly executed by Borrower, (C) a Subsidiary Pledge Agreement, in form and substance acceptable to Administrative Agent and duly executed by each First Tier Subsidiary, (D) all certificates (or other evidence acceptable to Administrative Agent) evidencing the issued and outstanding Equity of Operating and each other Subsidiary of Borrower of every class which shall be duly evidenced or accompanied by stock powers executed in blank (as applicable), and (E) such UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in all Equity required by this Section 6.1(a). Borrower and Operating hereby consent and authorize Administrative Agent, and its agents, successors and assigns, to file any and all necessary financing statements under the Uniform Commercial Code, assignments or continuation statements as necessary from time to time (in Administrative Agent's discretion) to perfect (or continue perfection) of the Liens granted pursuant to the Loan Papers.

            (b) On the Closing Date and on or before each Redetermination Date after the Closing Date, and at such other times as Administrative Agent or Required Banks shall request, Operating shall deliver to Administrative Agent, for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent and duly executed by Operating, together with such other assignments, conveyances, agreements and other writings, including, without limitation, UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by
Section 6.1(a) preceding with respect to Mineral Interests then held by Operating which are not the subject of existing first and prior, perfected Liens securing the Obligations as required by Section 6.1(a) preceding.

            (c) On the date of the creation or acquisition by Borrower of any Subsidiary, or on the date of creation or acquisition by any First Tier Subsidiary of any Subsidiary, Borrower or such First Tier Subsidiary (as applicable) shall execute and deliver to Administrative Agent a Borrower Pledge Agreement or a Subsidiary Pledge Agreement (as applicable) together with (i) all certificates (or other evidence acceptable to Administrative Agent) evidencing the issued and outstanding Equity of any such Subsidiary of every class which shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by Section 6.1(a) in the issued and outstanding Equity of each such Subsidiary.

      Section 6.2 TITLE OPINIONS. At any time Borrower or Operating is required to execute and deliver Mortgages to Administrative Agent pursuant to Section 6.1, Borrower shall also deliver to Administrative Agent such opinions of counsel (including, if so requested, title opinions, and in each case addressed to Administrative Agent) or other evidence of title as Administrative Agent shall deem necessary or appropriate to verify (a) Borrower's or Operating's (as applicable) title to the Title Required Reserve Value of the Proved Mineral Interests which are subject to such Mortgages, and (b) the validity and perfection of the Liens created by such Mortgages.

      Section 6.3 GUARANTEES. Payment and performance of the Obligations shall be fully guaranteed by Operating and each other existing or hereafter created or acquired Subsidiary of Borrower pursuant to a Facility Guaranty. On the date of creation or acquisition by Borrower of any Subsidiary, or on the date of creation or acquisition by any First Tier Subsidiary of any Subsidiary, Borrower shall cause such Subsidiary to execute and deliver to Administrative Agent a Facility Guaranty.

                                  ARTICLE VII
                              CONDITIONS PRECEDENT

      Section 7.1 CONDITIONS TO INITIAL BORROWING AND PARTICIPATION IN LETTER OF CREDIT EXPOSURE. The obligation of each Bank to loan its Commitment Percentage of the initial Borrowing made hereunder, and the obligation of Administrative Agent to issue the initial Letter of Credit issued hereunder is subject to the satisfaction of each of the following conditions:

            (a) CLOSING DELIVERIES. Administrative Agent shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank and each of which shall, unless otherwise indicated, be dated the date hereof:

                  (i) a Note payable to the order of each Bank, each in the amount of such Bank's Commitment, duly executed and delivered by Borrower;

                  (ii) the Borrower Pledge Agreement duly executed and delivered by Borrower, together with (A) all certificates (or other evidence acceptable to Administrative Agent) evidencing one hundred percent (100%) of the issued and outstanding Equity of each Subsidiary of Borrower of every class, which certificates shall be duly endorsed or accompanied by appropriate stock powers (as applicable) executed in blank, and (B) such other agreements and writings, including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent;

                  (iii) the Subsidiary Pledge Agreements duly executed and delivered by each First Tier Subsidiary, together with (A) all certificates evidencing one hundred percent (100%) of the issued and outstanding Equity of each Subsidiary of each such First Tier Subsidiary of every class, which certificates shall be duly endorsed or accompanied by appropriate stock powers (as applicable) executed in blank (provided that no such certificates shall be required in the case of any Equity which is not evidenced by a certificated security), and (B) such other agreements and writings, including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent;

                  (iv) Facility Guarantees duly executed and delivered by Operating and each other Subsidiary of Borrower;

                  (v) the Mortgages duly executed and delivered by Operating, together with such other assignments, conveyances, agreements and other writings, including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent;

                  (vi) a copy of the certificate of limited partnership, articles of organization, articles or certificate of incorporation or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the date hereof, issued by the appropriate Governmental Authority of the jurisdiction of incorporation or organization of each Credit Party, and accompanied by a certificate of the Secretary or comparable Authorized Officer of each Credit Party (as applicable) that such copy is true, correct and complete on the date hereof;

                  (vii) a copy of the partnership agreement, bylaws or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate of the Secretary or comparable Authorized Officer of each Credit Party (as applicable) that such copy is true, correct and complete as of the date hereof;

                  (viii) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the existence of each Credit Party and to the effect that each such Credit Party is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

                  (ix) a certificate of incumbency of all officers of each Credit Party (to the extent a party to any Loan Paper) who will be authorized to execute or attest to any Loan Paper, dated as of the date hereof, executed by the Secretary or comparable Authorized Officer of each such Credit Party (as applicable);

                  (x) copies of resolutions or comparable authorizations approving the Loan Papers and authorizing the transactions contemplated by this Agreement and the other Loan Papers, duly adopted by the Board of Directors or comparable governing authority of each Credit Party accompanied by certificates of the Secretary or comparable officer of each such Credit Party that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the partnership agreement, bylaws or other charter documents of such Credit Party) by the unanimous written consent of the Board of Directors or comparable governing authority of each Credit Party (as applicable), and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the date hereof;

                  (xi) copies of consents of partners of each Credit Party which is a partnership (to the extent required) to the transactions contemplated by this Agreement and the other Loan Papers, duly executed by each partner of such Credit Party required to consent to such transactions, accompanied by certificates of the Secretary or comparable officer of Borrower that such copies are true and correct copies of all consents of the partners of the Credit Parties required to be executed and granted pursuant to such Credit Party's partnership agreement and all other comparable charter documents of such Credit Party;

                  (xii) an opinion of Kelly, Hart & Hallman, special counsel for the Credit Parties, dated as of the Closing Date, favorably opining as to the enforceability of each of the Loan Papers and otherwise in form and substance satisfactory to Administrative Agent and Banks;

                  (xiii) an opinion of Crowley, Haughey, Hanson, Toole & Dietrich, special Montana counsel for Administrative Agent, dated as of the Closing Date, favorably opining as to the enforceability of the Mortgages in Montana and otherwise in form and substance satisfactory to Administrative Agent;

                  (xiv) an opinion of Hinkle, Hensley, Shanor & Martin, L.L.P., special New Mexico counsel for Administrative Agent, dated as of the Closing Date, favorably opining as to the enforceability of the Mortgages in New Mexico and otherwise in form and substance satisfactory to Administrative Agent;

                  (xv) an opinion of Wold Johnson, P.C., special North Dakota counsel for Administrative Agent, dated as of the Closing Date, favorably opining as to the enforceability of the Mortgages in North Dakota and otherwise in form and substance satisfactory to Administrative Agent;

                  (xvi) an opinion of Conner & Winters, special Oklahoma counsel for Administrative Agent, dated as of the Closing Date, favorably opining as to the enforceability of the Mortgages in Oklahoma and otherwise in form and substance satisfactory to Administrative Agent;

                  (xvii) an opinion of Pruitt, Gushee & Bachtell, special Utah counsel for Administrative Agent, dated as of the Closing Date, favorably opening as to the enforceability of the Mortgages in Utah and otherwise in form and substance satisfactory to Administrative Agent;

                  (xviii) such UCC-11 search reports as Administrative Agent shall require, prepared as of a date not more than twenty (20) days prior to the Closing Date, conducted in such jurisdictions and reflecting such names as Administrative Agent shall request;

                  (xix) a certificate dated the Closing Date signed by an Authorized Officer of Borrower stating that (A) the representations and warranties contained in this Agreement and the other Loan Papers are true and correct in all respects, (B) no Default or Event of Default has occurred and is continuing, and (C) all conditions set forth in this
      Section 7.1 and Section 7.2 have been satisfied;

                  (xx) a Certificate of Ownership Interests signed by an Authorized Officer of Operating in the form of ERROR! REFERENCE SOURCE NOT FOUND. attached hereto dated the Closing Date;

                  (xxi) certificates from Borrower's insurance broker dated not more than twenty (20) days prior to the Closing Date setting forth the insurance maintained by Borrower, and stating that such insurance is in full force and effect and that all premiums due have been paid; and

                  (xxii) a report or reports in form, scope and detail acceptable to Administrative Agent and Banks setting forth the results of a review of Operating's Mineral Interests and other operations, which report(s) shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party, and/or otherwise reveal any conditions or circumstances which would reflect that the representations and warranties contained in Section 8.14 hereof are inaccurate in any respect.

            (b) TITLE REVIEW. Administrative Agent or its counsel shall have completed a review of title to the Title Required Reserve Value of all Borrowing Base Properties, and such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 8.9 hereof are inaccurate in any material respect.

            (c) NO MATERIAL ADVERSE CHANGE. In the sole discretion of each Bank, since December 31, 2001, no Material Adverse Change shall have occurred with respect to any Credit Party (including, without limitation, no Material Adverse Change with respect to any facts or information regarding such Persons as represented to any Agent or any Bank on or prior to the Closing Date).

            (d) NO LEGAL PROHIBITION. The transactions contemplated by this Agreement shall be permitted by applicable Law and Regulation and shall not subject Administrative Agent, any Bank, or any Credit Party to any Material Adverse Change.

            (e) NO LITIGATION. No litigation, arbitration or similar proceeding shall be pending or threatened which calls into question the validity or enforceability of this Agreement, the other Loan Papers or the transactions contemplated hereby or thereby.

            (f) CLOSING FEES. All fees and expenses of each Agent and their Affiliates in connection with the credit facilities provided herein shall have been paid, including, without limitation, any fees payable to each such Agent or any Affiliate of each such Agent to be paid on the Closing Date pursuant to
Section 2.10.

            (g) CLOSING TRANSACTIONS. Subject only to the disbursement and application of the initial Borrowing, the Closing Transactions shall have occurred (or Administrative Agent shall be satisfied that such transactions will occur simultaneously therewith). Without limiting the foregoing, the Existing Credit Agreement shall have been terminated, all obligations thereunder shall have been refinanced with proceeds of the initial Borrowing hereunder, and all Liens securing payment and performance of such obligations shall have been released.

            (h) OTHER MATTERS. All matters related to this Agreement, the other Loan Papers, the Closing Transactions and the Credit Parties shall be acceptable to each Bank in its sole discretion, and each Credit Party shall have delivered to Administrative Agent and each Bank such evidence as they shall request to substantiate any matters related to this Agreement, the other Loan Papers, the Closing Transactions, or any Credit Party, as Administrative Agent or any Bank shall request.

      Section 7.2 CONDITIONS TO EACH BORROWING AND EACH LETTER OF CREDIT. The obligation of each Bank to loan its Commitment Percentage of each Borrowing and the obligation of Administrative Agent to issue a Letter of Credit on the date such Letter of Credit is to be issued is subject to the further satisfaction of the following conditions:

            (a) timely receipt by Administrative Agent of a Request for Borrowing or a Request for Letter of Credit (as applicable);

            (b) immediately before and after giving effect to such Borrowing or issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing and the funding of such Borrowing or the issuance of the requested Letter of Credit (as applicable) shall not cause a Default or Event of Default;

            (c) the representations and warranties of each Credit Party contained in this Agreement and the other Loan Papers shall be true and correct in all material respects on and as of the date of such Borrowing or issuance of such Letter of Credit (as applicable), with the same effect as though such representations and warranties had been made on and as of the date of such Borrowing or issuance of such Letter of Credit (as applicable) or, if such representations and warranties are expressly limited to particular dates, as of such particular dates;

            (d) the amount of the requested Borrowing or the amount of the requested Letter of Credit (as applicable) shall not exceed the Availability, and, immediately before and after giving effect to such Borrowing or issuance of such Letter of Credit, and all other Borrowings to be made and/or Letter(s) of Credit to be issued on the same day, the Outstanding Credit will not be in excess of the Borrowing Base;

            (e) no Material Adverse Change shall have occurred; and

            (f) the funding of such Borrowing or the issuance of such Letter of Credit (as applicable) shall be permitted by applicable Law.

The funding of each Borrowing and the issuance of each Letter of Credit hereunder shall be deemed to be a representation and warranty by Borrower on the date of such Borrowing and the date of issuance of each Letter of Credit as to the facts specified in Section 7.2(b) through Section 7.2(f).

      Section 7.3 MATERIALITY OF CONDITIONS. Each condition precedent herein is material to the transactions contemplated herein, and time is of the essence in respect of each thereof.

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

      Borrower and Operating jointly and severally represent and warrant to Administrative Agent and each Bank that each of the following statements is true and correct on the date hereof, and will be true and correct on the occasion of each Borrowing and the issuance of each Letter of Credit:

      Section 8.1 EXISTENCE AND POWER OF EACH CREDIT PARTY. Each Credit Party
(a) is a corporation, limited liability company or partnership duly incorporated or organized (as applicable), validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization (as applicable), (b) has all corporate, limited liability company or partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, foreign limited liability company or foreign partnership (as applicable) in each jurisdiction where a failure to be so qualified would not reasonably be expected to result in a Material Adverse Change.

      Section 8.2 CREDIT PARTY AND GOVERNMENTAL AUTHORIZATION; CONTRAVENTION. The execution, delivery and performance of this Agreement and the other Loan Papers by each Credit Party (to the extent each Credit Party is a party to this Agreement and such Loan Papers) are within such Credit Party's corporate, partnership or limited liability company powers (as applicable), when executed will be duly authorized by all necessary corporate, partnership, or limited liability company action (as applicable), require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of applicable Law (including, without limitation, the Margin Regulations) or of the partnership agreement, the articles or certificate of incorporation, bylaws, regulations or comparable charter or organizational documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Credit Party or result in the creation or imposition of any Lien on any asset of any Credit Party other than the Liens securing the Obligations.

      Section 8.3 BINDING EFFECT. This Agreement constitutes a valid and binding agreement of Borrower and Operating; the other Loan Papers when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of each Credit Party executing the same; and each Loan Paper is, or when executed and delivered, will be, enforceable against each Credit Party which executes the same in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

      Section 8.4 FINANCIAL INFORMATION.

            (a) The most recent annual audited consolidated and consolidating balance sheet of Borrower and the related consolidated and consolidating statements of operations and cash flows for the Fiscal Year then ended, copies of which have been delivered to each Bank, fairly present, in conformity with GAAP, the consolidated financial position of Borrower as of the end of such Fiscal Year and its consolidated results of operations and cash flows for such Fiscal Year.

            (b) The most recent quarterly unaudited consolidated and consolidating balance sheet of Borrower delivered to Banks, and the related unaudited consolidated statements of operations and cash flows for the portion of Borrower's Fiscal Year then ended, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 8.4(a), the consolidated financial position of Borrower as of such date and its consolidated results of operations and cash flows for such portion of Borrower's Fiscal Year.

            (c) Except as disclosed in writing to Banks prior to the execution and delivery of this Agreement, since the date of Borrower's most recent annual and quarterly consolidated balance sheet and consolidated statements of operations and cash flow delivered to Banks, no Material Adverse Change has occurred (including, without limitation, no Material Adverse Change with respect to any facts or information regarding any Credit Party as represented to any Agent or any Bank on or prior to the date hereof).

            (d) After giving effect to the transactions contemplated by this Agreement, (i) Borrower and its Subsidiaries, taken as a whole, and each of Borrower and Operating, are Solvent, (ii) no Credit Party intends to, and no Credit Party believes that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (iii) no Credit Party is engaged in a business or transaction, and no Credit Party is about to engage in business or a transaction for which such Credit Party's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Credit Party is engaged.

      Section 8.5 LITIGATION. Except for matters disclosed on Schedule 2, there is no action, suit or proceeding pending against, or to the knowledge of Borrower or Operating, threatened against or affecting any Credit Party before any Governmental Authority in which there is a reasonable possibility of an adverse decision which would reasonably be expected to result in a Material Adverse Change or which could in any manner draw into question the validity of the Loan Papers.

      Section 8.6 ERISA. No Credit Party nor any ERISA Affiliate of any Credit Party maintains or has ever maintained or been obligated to contribute to any Plan covered by Title IV of ERISA or subject to the funding requirements of
Section 412 of the Code or Section 302 of ERISA. Each Plan maintained by any Credit Party or any ERISA Affiliate of any Credit Party is in compliance in all material respects with all applicable Laws. Except in such instances where an omission or failure would not result in a Material Adverse Change on the business, financial condition or prospects of any Credit Party, (a) all returns, reports and notices required to be filed with any regulatory agency with respect to any Plan have been filed timely, and (b) no Credit Party nor any ERISA Affiliate of any Credit Party has failed to make any contribution or pay any amount due or owing as required by the terms of any Plan. There are no pending or, to the best of Borrower's or Operating's knowledge, threatened claims, lawsuits, investigations or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and no Credit Party nor any ERISA Affiliate of any Credit Party has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan that are likely to result in liability of any Credit Party causing a Material Adverse Change. Except in such instances where an omission or failure would not result in a Material Adverse Change, each Plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code is, and has been during the period from its adoption to date, so qualified, both as to form and operation and all necessary governmental approvals, including a favorable determination as to the qualification under the Code of such Plan and each amendment thereto, have been or will be timely obtained. No Credit Party nor any

ERISA Affiliate of any Credit Party has engaged in any prohibited transactions, within the meaning of Section406 of ERISA or Section4975 of the Code, in connection with any Plan which would result in liability of any Credit Party causing a Material Adverse Change. No Credit Party nor any ERISA Affiliate of any Credit Party maintains or contributes to any Plan that provides a post-employment health benefit, other than a benefit required under Section 601 of ERISA, or maintains or contributes to a Plan that provides health benefits that is not fully funded except where the failure to fully fund such Plan would not result in a Material Adverse Change. No Credit Party nor any ERISA Affiliate of any Credit Party maintains, has established or has ever participated in a multiple employer welfare benefit arrangement within the meaning of Section3(40)(A) of ERISA.

      Section 8.7 TAXES AND FILING OF TAX RETURNS. Except to the extent being contested by appropriate proceedings in accordance with Section 9.7 hereof, each Credit Party has filed all tax returns required to have been filed and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable. Neither Borrower nor Operating knows of any proposed material Tax assessment against any Credit Party and all Tax liabilities of each Credit Party are adequately provided for. Except as disclosed in writing to Banks prior to the date hereof, no income tax liability of any Credit Party has been asserted by the Internal Revenue Service or other Governmental Authority for Taxes in excess of those already paid.

      Section 8.8 OWNERSHIP OF PROPERTIES GENERALLY. Each Credit Party has good and valid fee simple or leasehold title to all material properties and assets purported to be owned by it, including, without limitation, all assets reflected in the balance sheets referred to in Section 8.4(a) and Section 8.4(b) and all assets which are used by the Credit Parties in the operation of their respective businesses, and none of such properties or assets is subject to any Lien other than Permitted Encumbrances and Immaterial Title Deficiencies.

      Section 8.9 MINERAL INTERESTS. Operating has good and defensible title to all Borrowing Base Properties, free and clear of all Liens except Permitted Encumbrances and Immaterial Title Deficiencies. Subject only to Immaterial Title Deficiencies and Permitted Encumbrances, all Borrowing Base Properties are valid, subsisting, and in full force and effect, and all rentals, royalties, and other amounts due and payable in respect thereof have been duly paid. Without regard to any consent or non-consent provisions of any joint operating agreement covering any of Operating's Proved Mineral Interests, but subject to Immaterial Title Deficiencies and Permitted Encumbrances, Operating's share of (a) the costs for each Borrowing Base Property is not greater than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the respective designations "working interests," "WI," "gross working interest," "GWI," or similar terms, and (b) production from, allocated to, or attributed to each Borrowing Base Property is not less than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the designations "net revenue interest," "NRI," or similar terms. Each well drilled in respect of each Borrowing Base Property which is categorized as proved developed producing reserves and described in the Reserve Report (i) is capable of, and, with the exception of wells which are presently not producing Hydrocarbons pending the completion of workovers and repairs to such wells, is presently, producing Hydrocarbons in commercially profitable quantities, and Operating is receiving payments for its share of production, and no material amount of funds in respect of any thereof are held in suspense, and (ii) has been drilled, bottomed, completed, and operated in compliance with all applicable Laws in all material respects and no such well which is currently producing Hydrocarbons is subject to any penalty in production by reason of such well having produced in excess of its allowable production. Operating's breach of any representation or warranty set forth in this Section 8.9 shall not automatically cause an Event of Default under Section 12.1(e) hereof. Instead, upon becoming aware that Operating has breached any representation or warranty set forth in this Section 8.9, Required Banks may cause to be made a Special Redetermination of the Borrowing Base according to Section 5.3(a) hereof, in which case that portion of the Borrowing Base Properties as to which the representations and warranties of this Section 8.9 have been breached shall be excluded from the Mineral Interests evaluated for purposes of the Borrowing Base; provided, however, an Event of Default shall occur if, upon redetermination of the Borrowing Base, the Borrowing Base as so redetermined has been reduced by more than twenty-five percent (25%) from the Borrowing Base in effect immediately prior to such Redetermination or Operating fails to pay in full when due any mandatory prepayment required by Section 2.4 hereof as a result of such Borrowing Base Deficiency.

      Section 8.10 LICENSES, PERMITS, ETC. Each Credit Party possesses such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities, as are necessary to carry on its business as now conducted and as proposed to be conducted, except to the extent a failure to obtain any such item would not reasonably be expected to result in a Material Adverse Change.

      Section 8.11 COMPLIANCE WITH LAW. The business and operations of the Credit Parties have been and are being conducted in accordance with all applicable Laws other than violations of Laws which would not reasonably be expected to (either individually or collectively) result in a Material Adverse Change.

      Section 8.12 FULL DISCLOSURE. All information heretofore furnished by each Credit Party to any Agent or any Bank for purposes of or in connection with this Agreement, any Loan Paper or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by or on behalf of any Credit Party to any Agent or any Bank will be, true, complete and accurate in every material respect. The Credit Parties have disclosed or have caused to be disclosed to Banks in writing any and all facts (other than facts of general public knowledge) which might reasonably be expected to materially and adversely affect the assets, liabilities, financial condition, operations or prospects of any Credit Party or the ability of any Credit Party to perform its obligations under this Agreement and the other Loan Papers.

      Section 8.13 ORGANIZATIONAL STRUCTURE; NATURE OF BUSINESS. The Credit Parties are engaged only in the business of acquiring, exploring, developing and operating Mineral Interests and the production, marketing, processing and transporting of Hydrocarbons therefrom. Schedule 3 hereto accurately reflects, as of the date hereof, (a) the jurisdiction of incorporation or organization of each Credit Party, (b) each jurisdiction in which each Credit Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, (c) the authorized, issued and outstanding Equity interests of each Credit Party (and the record, and to the knowledge of Borrower and Operating, beneficial owners of such Equity interests), and (d) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase Equity interests of each Credit Party.

      Section 8.14 ENVIRONMENTAL MATTERS. Except for matters disclosed on
Schedule 4 hereto, no operation conducted by any Credit Party and no real or personal property now or previously owned or leased by any Credit Party (including, without limitation, Operating's Mineral Interests) and no operations conducted thereon, and to Borrower's or Operating's knowledge, no operations of any prior owner, lessee or operator of any such properties, is or has been in violation of any Applicable Environmental Law other than violations which neither individually nor in the aggregate would reasonably be expected to result in a Material Adverse Change. Except for matters disclosed on Schedule 4 hereto, no Credit Party, nor any such property or operation is the subject of any existing, pending or, to Borrower's or Operating's knowledge, threatened Environmental Complaint which would reasonably be expected to, individually or in the aggregate, result in Material Adverse Change. All notices, permits, licenses, and similar authorizations required to be obtained or filed in connection with the ownership of each tract of real property or operations of any Credit Party thereon and each item of personal property owned, leased or operated by any Credit Party including, without limitation, notices, licenses, permits and authorizations required in connection with any past or present treatment, storage, disposal, or release of Hazardous Substances into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, licenses, permits and authorizations would not reasonably be expected to result in a Material Adverse Change. All Hazardous Substances generated at each tract of real property and by each item of personal property owned, leased or operated by any Credit Party have been transported, treated, and disposed of only by carriers or facilities maintaining valid permits under RCRA and all other Applicable Environmental Laws for the conduct of such activities except in such cases where the failure to obtain such permits would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. Except for matters disclosed on Schedule 4 hereto, there have been no Hazardous Discharges which were not in compliance with Applicable Environmental Laws other than Hazardous Discharges which would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. Except for matters disclosed on Schedule 4 hereto, no Credit Party has any contingent liability in connection with any Hazardous Discharge which would reasonably be expected to result in a Material Adverse Change.

      Section 8.15 BURDENSOME OBLIGATIONS. No Credit Party, nor any of the properties of any Credit Party is subject to any Law or any pending or threatened change of Law or subject to any restriction under its partnership agreement, regulations, certificate of limited partnership, articles of organization, articles (or certificate) of incorporation, bylaws or comparable charter or other organizational documents or under any agreement or instrument to which any Credit Party or by which any Credit Party or any of their properties may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to result in a Material Adverse Change. Without limiting the foregoing, no Credit Party is a party to or bound by any agreement or subject to any order of any Governmental Authority which prohibits or restricts in any way the right of such Credit Party to make Distributions other than restrictions binding on the Credit Parties set forth in this Agreement.

      Section 8.16 FISCAL YEAR. Borrower's Fiscal Year is January 1 through December 31.

      Section 8.17 NO DEFAULT. Neither a Default nor an Event of Default has occurred or will exist after giving effect to the transactions contemplated by this Agreement or the other Loan Papers.

      Section 8.18 GOVERNMENT REGULATION. No Credit Party is subject to Regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended), the Investment Company Act of 1940 or any other Law which regulates the incurring by such Credit Party of Debt, including, but not limited to Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

      Section 8.19 INSIDER. No Credit Party is, and no Person having "control" (as that term is defined in 12 U.S.C. Section 375(b) or regulations promulgated thereunder) of any Credit Party is an "executive officer," "director" or "shareholder" of any Bank or any bank holding company of which any Bank is a Subsidiary or of any Subsidiary of such bank holding company.

      Section 8.20 GAS BALANCING AGREEMENTS AND ADVANCE PAYMENT CONTRACTS. On the date of this Agreement, (a) there is no Material Gas Imbalance, and (b) the aggregate amount of all Advance Payments received by any Credit Party under Advance Payment Contracts which have not been satisfied by delivery of production does not exceed $1,000,000.

                                   ARTICLE IX
                              AFFIRMATIVE COVENANTS

      Borrower and Operating jointly and severally covenant and agree that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

      Section 9.1 INFORMATION. Borrower and Operating will deliver, or cause to be delivered, to each Bank:

            (a) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, beginning with the Fiscal Year ended December 31, 2002, a consolidated and consolidating balance sheet of Borrower as of the end of such Fiscal Year and the related consolidated and consolidating statements of income and statements of cash flow for such Fiscal Year, setting forth in each case (as applicable), in comparative form the figures for the previous Fiscal Year, all reported by Borrower in accordance with GAAP and audited by Ernst & Young or another firm of independent public accountants of nationally recognized standing and acceptable to Administrative Agent;

            (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, beginning with the Fiscal Quarter ending June 30, 2002, consolidated and consolidating balance sheets of Borrower as of the end of such Fiscal Quarter and the related consolidated and consolidating statements of income and statements of cash flow for such quarter and for the portion of Borrower's Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case (as applicable), in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous Fiscal Year;

            (c) simultaneously with the delivery of each set of financial statements referred to in Section 9.1(a) and Section 9.1(b), a certificate of a Financial Officer of Borrower in the form of ERROR! REFERENCE SOURCE NOT FOUND. attached hereto, (i) setting forth in reasonable detail the calculations required to establish whether Borrower was in compliance with the requirements of Article XI on the date of such financial statements, (ii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which Borrower and/or Operating are taking or propose to take with respect thereto, (iii) stating whether or not such financial statements fairly reflect in all material respects the results of operations and financial condition of the Credit Parties as of the date of the delivery of such financial statements and for the period covered thereby, (iv) setting forth (A) whether as of such date there is a Material Gas Imbalance and, if so, setting forth the amount of net gas imbalances under Gas Balancing Agreements to which any Credit Party is a party or by which any Mineral Interests owned by Operating is bound, and (B) the aggregate amount of all Advance Payments received under Advance Payment Contracts to which any Credit Party is a party or by which any Mineral Interests owned by Operating is bound which have not been satisfied by delivery of production, if any, and (v) a summary of the Hedge Transactions to which each Credit Party is a party on such date;

            (d) promptly upon the mailing thereof to the stockholders of Borrower generally, copies of all financial statements, material reports and proxy statements so mailed;

            (e) promptly upon the filing thereof, copies of all final registration statements, post effective amendments thereto and annual, quarterly or special reports which any Credit Party shall have filed with the Securities and Exchange Commission; provided, that Borrower and Operating must deliver, or cause to be delivered, any annual reports which any Credit Party shall have filed with the Securities and Exchange Commission, within ninety (90) days after the end of each Fiscal Year of such Credit Party, and any quarterly reports which any Credit Party shall have filed with the Securities and Exchange Commission, within forty-five (45) days after the end of each of the first three
(3) Fiscal Quarters of each Fiscal Year of such Credit Party;

            (f) promptly upon receipt of same, any notice or other information received by any Credit Party indicating (i) any potential, actual or alleged non-compliance with or violation of the requirements of any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up or any other remediation obligations or any other liability in excess of $250,000 in the aggregate; (ii) any potential, actual, alleged or threatened Hazardous Discharge which Hazardous Discharge would impose on any Credit Party a duty to report to a Governmental Authority or to pay cleanup costs or to take remedial action under any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up and other remediation obligations or any other liability in excess of $250,000 in the aggregate; or
(iii) the existence of any Lien arising under any Applicable Environmental Law securing any obligation to pay fines, clean up or other remediation costs or any other liability in excess of $250,000 in the aggregate. Without limiting the foregoing, Borrower and Operating shall provide, and cause each other Credit Party to provide, to Banks promptly upon receipt of same by any Credit Party copies of all environmental consultants or engineers reports received by any other Credit Party which would render the representations and warranties contained in Section 8.14 untrue or inaccurate in any respect;

            (g) in the event any notification is provided to any Bank or Administrative Agent pursuant to Section 9.1(f) hereof or Administrative Agent or any Bank otherwise learns of any event or condition under which any such notice would be required, then, upon request of Required Banks, Borrower and Operating shall within thirty (30) days of such request, cause to be furnished to Administrative Agent and each Bank a report by an environmental consulting firm acceptable to Administrative Agent and Required Banks, stating that a review of such event, condition or circumstance has been undertaken (the scope of which shall be acceptable to Administrative Agent and Required Banks) and detailing the findings, conclusions and recommendations of such consultant. Borrower and Operating shall bear all expenses and costs associated with such review and updates thereof;

            (h) immediately upon any Authorized Officer of any Credit Party becoming aware of (i) the occurrence of any Default, or (ii) the breach of any material representation or warranty set forth herein or in any other Loan Paper, a certificate of an Authorized Officer of Borrower or Operating setting forth the details thereof and (as applicable) the action which Borrower and/or Operating are taking or propose to take with respect thereto;

            (i) no later than March 31 and September 30 of each year, reports of production, volumes, revenue, expenses and product prices for all Mineral Interests owned by Operating for the periods of six (6) months ending the preceding December 31 and June 30, respectively. Such reports shall be prepared on an accrual basis and shall be reported on an accounting key code basis;

            (j) promptly notify Banks of any Material Adverse Change affecting any Credit Party;

            (k) promptly upon the closing and consummation of the issuance of the Permitted Subordinate Debt, a true and correct copy of each document, instrument and agreement evidencing or otherwise pertaining to the Permitted Subordinate Debt; and

            (l) from time to time such additional information regarding the financial position or business of any Credit Party as Administrative Agent, at the request of any Bank, may reasonably request.

      Section 9.2 BUSINESS OF CREDIT PARTIES. The principal business of the Credit Parties shall continue to be the acquisition, exploration, development and operation of Mineral Interests and the production, marketing, processing and transportation of Hydrocarbons therefrom.

      Section 9.3 MAINTENANCE OF EXISTENCE. Each of Borrower and Operating shall at all times (a) maintain its corporate, partnership or limited liability company existence in its state of incorporation or organization, and (b) maintain, and cause each other Credit Party to maintain, its good standing and qualification to transact business in all jurisdictions where the failure to maintain good standing or qualification to transact business could result in a Material Adverse Change.

      Section 9.4 TITLE DATA. Borrower and Operating shall, upon request of Required Banks, and in addition to the title information required to be delivered pursuant to Section 6.2 and Section 7.1(b), cause to be delivered to Administrative Agent such title opinions and other information regarding title to Mineral Interests owned by Operating as are appropriate to determine the status thereof.

      Section 9.5 RIGHT OF INSPECTION. Borrower and Operating will permit, and will cause each other Credit Party to permit, any officer, employee or agent of any Agent or of any Bank, at their own risk, to visit and inspect any of the assets of any Credit Party, examine each Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of each Credit Party with such Credit Party's officers, accountants and auditors, all at such reasonable times and as often as any Agent or any Bank may reasonably request, all at the expense of Borrower.

      Section 9.6 MAINTENANCE OF INSURANCE. Borrower and Operating will, and will cause each other Credit Party to, at all times maintain or cause to be maintained insurance covering such risks as are customarily carried by businesses similarly situated, including, without limitation, the following: (a) workmen's compensation insurance; (b) employer's liability insurance; (c) comprehensive general public liability and property damage insurance; (d) insurance against losses customarily insured against as a result of damage by fire, lightning, hail, tornado, explosion and other similar risk; and (e) comprehensive automobile liability insurance. All loss payable clauses or provisions in all policies of insurance maintained by the Credit Parties pursuant to this Section 9.6 shall be endorsed in favor of and made payable to Administrative Agent for the ratable benefit of Banks, as their interests may appear.

      Section 9.7 PAYMENT OF TAXES AND CLAIMS. Borrower and Operating will, and will cause each other Credit Party to, pay (a) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon, and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by Law have or might become a Lien (other than a Permitted Encumbrance) on any of its assets; provided, however, no payment of Taxes or claims shall be required if (i) the amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of any Credit Party is subject to any pending levy or execution, (ii) the Credit Parties, as and to the extent required in accordance with GAAP, shall have set aside on their books reserves (segregated to the extent required by GAAP) deemed by them to be adequate with respect thereto, and
(iii) the Credit Parties have notified Administrative Agent of such circumstances in detail satisfactory to Administrative Agent.

      Section 9.8 COMPLIANCE WITH LAWS AND DOCUMENTS. Borrower and Operating will, and will cause each other Credit Party to, comply with all Laws, their respective partnership agreements, regulations, certificates of limited partnership, articles of organization, certificates (or articles) of incorporation, bylaws, and similar organizational documents, and all Material Agreements to which any Credit Party is a party, if a violation, alone or when combined with all other such violations, could result in a Material Adverse Change.

      Section 9.9 OPERATION OF PROPERTIES AND EQUIPMENT.

            (a) Operating will, and will cause each other Credit Party to, maintain, develop and operate (or cause the operator to maintain and operate to the extent any such Credit Party is not the operator) its Mineral Interests in a good and workmanlike manner, and observe and comply in all material respects with all of the terms and provisions, express or implied, of all oil and gas leases relating to such Mineral Interests so long as such Mineral Interests are capable of producing Hydrocarbons and accompanying elements in paying quantities.

            (b) Operating will, and will cause each other Credit Party to, comply in all material respects with all contracts and agreements applicable to or relating to its Mineral Interest or the production and sale of Hydrocarbons and accompanying elements therefrom.

            (c) Operating will, and will cause each other Credit Party to, at all times maintain, preserve and keep all operating equipment used with respect to its Mineral Interests in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained; provided, that, no item of operating equipment need be so repaired, renewed, replaced, added to or improved if Operating shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of such Credit Party.

      Section 9.10 ENVIRONMENTAL LAW COMPLIANCE. Borrower and Operating will, and will cause each other Credit Party to, comply with all Applicable Environmental Laws, including, without limitation, (a) all licensing, permitting, notification and similar requirements of Applicable Environmental Laws, and (b) all provisions of all Applicable Environmental Laws regarding storage, discharge, release, transportation, treatment and disposal of Hazardous Substances, a violation of which would result in a Material Adverse Change. Borrower and Operating will, and will cause each other Credit Party to, promptly pay and discharge when due all legal debts, claims, liabilities and obligations with respect to any clean-up or remediation measures necessary to comply with Applicable Environmental Laws.

      Section 9.11 ERISA REPORTING REQUIREMENTS. Borrower and Operating shall furnish, or cause to be furnished, to Administrative Agent:

            (a) promptly, and in any event (i) within thirty (30) days after any Credit Party or any ERISA Affiliate knows or has reason to know that any ERISA Event described in clause (a) of the definition of ERISA Event or any event described in Section4063(a) of ERISA with respect to any Plan of any Credit Party or any ERISA Affiliate has occurred, and (ii) within fifteen (15) days after any Credit Party or any ERISA Affiliate knows or has reason to know that any other ERISA Event with respect to any Plan of any Credit Party or any ERISA Affiliate has occurred or a request for minimum funding waiver under Section 412 of the Code with respect to any Plan of any Credit Party or any ERISA Affiliate has been made, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of event that is given to the PBGC;

            (b) promptly, and in any event within five (5) Domestic Business Days after receipt thereof by any Credit Party or any ERISA Affiliate from the PBGC, copies of each notice received by any Credit Party or any ERISA Affiliate of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

            (c) promptly, and in any event within thirty (30) days after the receipt by any Credit Party of a request therefor by a Bank, copies of any annual and other report (including Schedule B thereto) with respect to a Plan filed by any Credit Party or any ERISA Affiliate with the United States Department of Labor, the Internal Revenue Service or the PBGC;

            (d) promptly, and in any event within ten (10) Domestic Business Days after receipt thereof, a copy of any correspondence any Credit Party or any ERISA Affiliate receives from the Plan Sponsor (as defined in Section 4001(a)(10) of ERISA) of any Plan asserting withdrawal liability pursuant to
Section 4219 or 4202 of ERISA upon any Credit Party or any ERISA Affiliate, and a statement from the chief financial officer of such Credit Party or such ERISA Affiliate setting forth details as to the events giving rise to such withdrawal liability and the action which such Credit Party or such ERISA Affiliate is taking or proposes to take with respect thereto;

            (e) notification within thirty (30) days of the effective date thereof of any material increases in the benefits of any existing Plan which is not a multi-employer plan (as defined in Section4001(a)(3) of ERISA), or the establishment of any new Plans, or the commencement of contributions to any Plan to which any Credit Party or any ERISA Affiliate was not previously contributing;

            (f) notification within five (5) Domestic Business Days after any Credit Party or any ERISA Affiliate knows or has reason to know that any such Credit Party or any such ERISA Affiliate has or intends to file a notice of intent to terminate any Plan under a distress termination within the meaning of Section4041(c) of ERISA and a copy of such notice; and

            (g) promptly after receipt of written notice of commencement thereof, notice of all (i) claims made by participants or beneficiaries with respect to any Plan and (ii) actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Credit Party or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined would not result in a Material Adverse Change.

      Section 9.12 ADDITIONAL DOCUMENTS. Borrower and Operating will, and will cause each other Credit Party (to the extent each is party thereto) to, cure promptly any defects in the creation and issuance of each Note, and the execution and delivery of this Agreement and the other Loan Papers and, at Borrower's and Operating's expense, Borrower and Operating shall promptly and duly execute and deliver to each Bank, and cause each other Credit Party to promptly and duly execute and deliver to each Bank, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Credit Parties in this Agreement and the other Loan Papers as may be reasonably necessary or appropriate in connection therewith.

      Section 9.13 ENVIRONMENTAL REVIEW. Borrower and Operating shall deliver to Administrative Agent prior to the completion of any acquisition by Borrower or Operating of Mineral Interests or related assets, other than an acquisition of additional interests in Mineral Interests in which Borrower or Operating previously held an interest, a report in form, scope and detail acceptable to Administrative Agent from environmental engineering firms acceptable to Administrative Agent, which report or reports shall set forth the results of a Phase I environmental review of such Mineral Interests and related assets.

                                   ARTICLE X
                               NEGATIVE COVENANTS

      Borrower and Operating agree that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

      Section 10.1 INCURRENCE OF DEBT. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, incur, become or remain liable for any Debt other than (a) the Obligations (including, without limitation, Debt pursuant to any Hedge Transaction entered into by a Credit Party with a Bank or any Affiliate of any Bank), (b) the Permitted Subordinate Debt, and (c) other Debt in an aggregate amount outstanding at any time not to exceed $15,000,000.

      Section 10.2 RESTRICTED PAYMENTS. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment.

      Section 10.3 NEGATIVE PLEDGE. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, create, assume or suffer to exist any Lien on any asset of any Credit Party other than Permitted Encumbrances and Immaterial Title Deficiencies. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, enter into or become bound by any agreement (other than this Agreement) that prohibits or otherwise restricts the right of any Credit Party to create, assume or suffer to exist any Lien on any Credit Party's assets in favor of Administrative Agent for the ratable benefit of Banks.

      Section 10.4 CONSOLIDATIONS AND MERGERS. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, consolidate or merge with or into any other Person; provided, that so long as no Default or Event of Default exists or will result (a) Borrower may merge or consolidate with another Person so long as Borrower is the surviving entity, and (b) any wholly owned Subsidiary of Borrower may merge or consolidate with any other Person so long as a wholly owned Subsidiary of Borrower is the surviving entity.

      Section 10.5 ASSET DISPOSITIONS. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset other than (a) the sale in the ordinary course of business of Hydrocarbons produced from Operating's Mineral Interests, and (b) Mineral Interests during any period between Scheduled Redeterminations with an aggregate Recognized Value (measured at the time of such sale or disposition, and which, in the case of any exchange, shall be the net reduction in Recognized Value realized or resulting from such exchange) not in excess of ten percent (10%) of the Borrowing Base in effect during such period; provided, that, no Asset Disposition shall be permitted pursuant to this clause (b) unless all mandatory prepayments required by Section 2.4 in connection with such Asset Disposition are made concurrently with the closing thereof. In no event will Borrower or Operating sell, transfer or dispose of, or permit any other Credit Party to sell, transfer or dispose of any capital stock of, or other equity interest in, any Subsidiary of such Credit Party nor will Borrower or Operating permit any other Credit Party to issue or sell any capital stock or other equity interest or any option, warrant or other right to acquire such capital stock or equity interest or security convertible into such capital stock or equity interest to any Person other than the Credit Party which is the direct parent of such issuer on the date hereof.

      Section 10.6 AMENDMENTS TO ORGANIZATIONAL DOCUMENTS; OTHER MATERIAL AGREEMENTS. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, enter into or permit any material modification or amendment of, or waive any material right or obligation of any Person under,
(a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents, or (b) the documents, instruments and agreements evidencing or otherwise pertaining to the Permitted Subordinate Debt.

      Section 10.7 USE OF PROCEEDS. The proceeds of Borrowings will not be used for any purpose other than (a) to make intercompany advances from Borrower to Operating, (b) to refinance the obligations outstanding under the Existing Credit Agreement, (c) working capital, (d) to finance the acquisition, exploration and development of Mineral Interests and related capital assets, and
(e) for general corporate purposes. None of such proceeds (including, without limitation, proceeds of Letters of Credit issued hereunder) will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, and none of such proceeds will be used in violation of applicable Law (including, without limitation, the Margin Regulations). Letters of Credit will be issued hereunder only for the purpose of securing bids, tenders, bonds, contracts and other obligations entered into in the ordinary course of Borrower's and its Subsidiaries' business. Without limiting the foregoing, no Letters of Credit will be issued hereunder for the purpose of providing credit enhancement with respect to any Debt or equity security of any Credit Party or to secure any Credit Party's obligations with respect to Hedge Transactions other than Hedge Transactions with a Bank or an Affiliate of such Bank.

      Section 10.8 INVESTMENTS. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, directly or indirectly, make or have outstanding any Investment other than Permitted Investments.

      Section 10.9 TRANSACTIONS WITH AFFILIATES. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, engage in any transaction with an Affiliate unless such transaction is as favorable to such party as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.

      Section 10.10 ERISA. Except in such instances where an omission or failure would not result in a Material Adverse Change, Borrower and Operating will not, nor will Borrower and/or Operating permit any of their Subsidiaries to (a) take any action or fail to take any action which would result in a violation of ERISA, the Code or other Laws applicable to the Plans maintained or contributed to by it or any ERISA Affiliate, or (b) modify the term of, or the funding obligations or contribution requirements under any existing Plan, establish a new Plan, or become obligated or incur any liability under a Plan that is not maintained or contributed to by Borrower, Operating or any ERISA Affiliate as of the date hereof.

      Section 10.11 HEDGE TRANSACTIONS. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, enter into Oil and Gas Hedge Transactions which would cause the volume of Hydrocarbons with respect to which a settlement payment is calculated under such Oil and Gas Hedge Transactions to exceed seventy-five percent (75%) of Operating's anticipated production from Proved Producing Mineral Interests during the period from the immediately preceding settlement date (or the commencement of such Hedge Transaction if there is no prior settlement date) to such settlement date.

      Section 10.12 FISCAL YEAR. Borrower will not change its fiscal year.

      Section 10.13 CHANGE IN BUSINESS. Borrower and Operating will not, nor will Borrower and/or Operating permit any other Credit Party to, be engaged, as its principal business, in any business other than the businesses engaged in by such parties on the date hereof as described in Section 8.13 hereof.

                                   ARTICLE XI
                               FINANCIAL COVENANTS

      Borrower and Operating agree that so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

            (a) Borrower will not permit its ratio of Consolidated Current Assets to its Consolidated Current Liabilities to be less than 1.0 to 1.0 at each Quarterly Date, commencing June 30, 2002.

            (b) At each Quarterly Date, commencing June 30, 2002, Borrower will not permit its ratio of (i) Consolidated EBITDA (for the four (4) Fiscal Quarters ending on such date) to (ii) the sum of (A) Consolidated Net Interest Expense (for the four (4) Fiscal Quarters ending on such date) plus (B) Letter of Credit Fees (accruing during the Fiscal Quarter ending on such date) to be less than 2.5 to 1.

                                  ARTICLE XII
                                    DEFAULTS

      Section 12.1 EVENTS OF DEFAULT. If one or more of the following events (collectively "EVENTS OF DEFAULT" and individually an "EVENT OF DEFAULT") shall have occurred and be continuing:


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

            (a) Borrower shall fail to pay when due any principal on any Note or any reimbursement obligation with respect to any Letters of Credit when due;

            (b) Borrower shall fail to pay when due accrued interest on any Note or any fees or any other amount payable hereunder and such failure shall continue for a period of three (3) days following the due date;

            (c) Borrower and/or Operating shall fail to observe or perform any covenant or agreement contained in Article X or Article XI of this Agreement;

            (d) any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Loan Papers (other than those referenced in Section 12.1(a), Section 12.1(b) and Section 12.1(c)) and such failure continues for a period of thirty (30) days after the earlier of (i) the date any Authorized Officer of any Credit Party acquires knowledge of such failure, or (ii) written notice of such failure has been given to any Credit Party by any Agent or any Bank;

            (e) any representation, warranty, certification or statement made or deemed to have been made by any Credit Party in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made;

            (f) any Credit Party shall fail to make any payment when due on any Debt of such Person in a principal amount equal to or greater than $1,000,000 or any other event or condition shall occur which (i) results in the acceleration of the maturity of any such Debt, or (ii) entitles the holder of such Debt to accelerate the maturity thereof;

            (g) any Credit Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate, partnership or limited liability company action to authorize any of the foregoing;

            (h) an involuntary case or other proceeding shall be commenced against any Credit Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Credit Party under the federal bankruptcy Laws as now or hereafter in effect;

            (i) one (1) or more final judgments or orders for the payment of money aggregating in excess of $1,000,000 shall be rendered against any Credit Party and such judgment or order shall continue unsatisfied and unstayed for thirty (30) days;

            (j) any event occurs with respect to any Plan or Plans pursuant to which (i) any Credit Party and/or any ERISA Affiliate incur a liability due and owing at the time of such event, without existing funding therefor, for benefit payments under such Plan or Plans in excess of $1,000,000; or (ii) any Credit Party, any ERISA Affiliate, or any other "party-in-interest" or "disqualified person," as such terms are defined in Section 3(14) of ERISA and Section4975(e)(2) of the Code, shall engage in transactions which in the aggregate would reasonably result in a direct or indirect liability to any Credit Party or any ERISA Affiliate in excess of $500,000 under Section409 or 502 of ERISA or Section4975 of the Code;

            (k) this Agreement or any other Loan Paper shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Credit Party, or any Credit Party shall deny that it has any further liability or obligation under any of the Loan Papers to which it is a party, or any Lien created by the Loan Papers shall for any reason (other than the release thereof in accordance with the Loan Papers) cease to be a valid, first priority, perfected Lien upon any of the collateral purported to be covered thereby; or

            (l) a Change of Control shall occur;

then, and in every such event, Administrative Agent shall without presentment, notice or demand (unless expressly provided for herein) of any kind (including, without limitation, notice of intention to accelerate and acceleration), all of which are hereby waived, (i) if requested by Required Banks, terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Required Banks, take such other actions as may be permitted by the Loan Papers including, declaring the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable; provided that in the case of any of the Events of Default specified in Section 12.1(g) or
Section 12.1(h), without any notice to any Credit Party or any other act by Administrative Agent or Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable.

                                  ARTICLE XIII
                                     AGENTS

      Section 13.1 APPOINTMENT, POWERS, AND IMMUNITIES. Each Bank hereby irrevocably appoints and authorizes each Agent to act as its agent under this Agreement and the other Loan Papers with such powers and discretion as are specifically delegated to each such Agent by the terms of this Agreement and the other Loan Papers (and any separate agreements entered into among the parties regarding same), together with such other powers as are reasonably incidental thereto. No Agent (which term as used in this sentence and in Section 13.5 and the first sentence of Section 13.6 hereof shall include their Affiliates and their own and their Affiliates' officers, directors, employees, and agents): (a) shall have any duties or responsibilities except those expressly set forth in this Agreement and the other Loan Papers and no Agent shall be a trustee or fiduciary for any Bank; (b) shall be responsible to Banks for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Paper or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Paper, or for the value, validity, effectiveness, genuineness, enforceability,


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

or sufficiency of any Loan Paper, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall be required to initiate or conduct any litigation or collection proceedings under any Loan Paper; and (e) shall be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Paper, except for its own gross negligence or willful misconduct. Each Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by any such Agent with reasonable care.

      Section 13.2 RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by any such Agent. Each Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance Agreement executed in accordance with Section 14.10 hereof. As to any matters not expressly provided for by this Agreement, no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Required Banks, and such instructions shall be binding on Banks; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to any Loan Paper or applicable Law unless it shall first be indemnified to its satisfaction by Banks against any and all liability and expense which may be incurred by it by reason of taking any such action.

      Section 13.3 DEFAULTS. No Agent shall be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless Administrative Agent has received written notice from a Bank, Borrower or Operating specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to Banks. Administrative Agent shall (subject to Section
13.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by Required Banks; provided that, unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of Banks.

      Section 13.4 RIGHTS AS BANK. With respect to its Commitment and the Loans made by it, Fleet (and any successor acting as Administrative Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Fleet (and any successor acting as Administrative Agent), each other Agent and their Affiliates may


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

(without having to account therefor to any Bank) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or Affiliates as if it were not acting as Agent, and Fleet (and any successor acting as Administrative Agent), each other Agent and their Affiliates may accept fees and other consideration from any Credit Party or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Banks.

      Section 13.5 INDEMNIFICATION. Banks agree to indemnify each Agent (to the extent not reimbursed by Borrower and/or Operating hereof, but without limiting the obligations of Borrower and Operating to so reimburse) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any such Agent (including by any Bank) in any way relating to or arising out of any Loan Paper or the transactions contemplated thereby or any action taken or omitted by any Agent under any Loan Paper (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF ANY AGENT); provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Bank agrees to reimburse each Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrower and/or Operating hereunder, to the extent that any such Agent is not promptly reimbursed for such costs and expenses by Borrower and/or Operating. The agreements contained in this Section
13.5 shall survive payment and performance in full of the Obligations and all other amounts payable under this Agreement.

      Section 13.6 NON-RELIANCE ON AGENTS AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Credit Party and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Papers. Except for notices, reports, and other documents and information expressly required to be furnished to Banks by Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or their Affiliates that may come into the possession of any such Agent or any of their Affiliates.

      Section 13.7 RESIGNATION OF AGENTS. Any Agent may resign at any time by giving notice thereof to Banks and Borrower. Upon any such resignation, Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of Banks, appoint a successor Agent which shall be a commercial bank organized under the Laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and


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

obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                                  ARTICLE XIV
                                  MISCELLANEOUS

      Section 14.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopy or similar writing) and shall be given, if to Administrative Agent or any Bank, at its address or telecopier number set forth on Schedule 1 hereto, and if given to Borrower or Operating, at their respective addresses or telecopy numbers set forth on the signature pages hereof (or in either case, at such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto). Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 14.1 and the appropriate answerback is received or receipt is otherwise confirmed, (b) if given by mail, three (3) Domestic Business Days after deposit in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section 14.1; provided that notices to Administrative Agent under Article II or Article III shall not be effective until received.

      Section 14.2 NO WAIVERS. No failure or delay by Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Paper shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Loan Papers.

      Section 14.3 EXPENSES; INDEMNIFICATION.

            (a) Borrower and Operating jointly and severally agree to pay on demand all costs and expenses of Administrative Agent, Sole Lead Arranger and Book Manager in connection with the syndication, preparation, execution, delivery, modification, and amendment of this Agreement, the other Loan Papers, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Administrative Agent, Sole Lead Arranger and Book Manager with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities under the Loan Papers. Borrower and Operating further jointly and severally agree to pay on demand all costs and expenses of Administrative Agent, Sole Lead Arranger, Book Manager and Banks, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Papers and the other documents to be delivered hereunder.

            (b) Borrower and Operating jointly and severally agree to indemnify and hold harmless each Agent and each Bank and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Papers, any of the transactions contemplated herein, the actual or proposed use of the proceeds of the Loans, or any actual or alleged presence or release of Hazardous Substances on or from any property owned or operated by any Credit Party (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 14.3 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Borrower, Operating, or their directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower and Operating agree not to assert any claim against any Agent, any Bank, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Papers, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

            (c) Without prejudice to the survival of any other agreement of Borrower and Operating hereunder, the agreements and obligations of Borrower and Operating contained in this Section 14.3 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

      Section 14.4 RIGHT OF SET-OFF; ADJUSTMENTS.

            (a) Upon the occurrence and during the continuance of any Event of Default, each Bank (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (or any of its Affiliates) to or for the credit or the account of Borrower, Operating or any other Credit Party against any and all of the Obligations, irrespective of whether such Bank shall have made any demand under this Agreement or Note held by such and although such obligations may be unmatured. Each Bank agrees promptly to notify the affected Credit Party after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 14.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Bank may have.

            (b) If any Bank (a "BENEFITTED BANK") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's Loans owing to it, or interest thereon, such benefitted Bank shall purchase for cash from the other Banks a participating interest in such portion of each such other Bank's Loans


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

owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each other Bank; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower and Operating agree that any Bank so purchasing a participation from a Bank pursuant to this Section 14.4 may, to the fullest extent permitted by Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Borrower and/or Operating in the amount of such participation.

      Section 14.5 AMENDMENTS AND WAIVERS. Any provision of this Agreement or any other Loan Paper may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Required Banks (and, if Article XIII or the rights or duties of any Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by each Bank directly affected thereby, (a) increase the Commitments of Banks, (b) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (c) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Commitment, (d) change the percentage of the Commitments or of the unpaid principal amount of the Notes, or the number of Banks which shall be required for Banks or any of them to take any action under this Section 14.5 or any other provision of this Agreement, (e) amend or waive any of the provisions of Article V or the definitions contained in Section 1.1 applicable thereto, (f) amend or waive any of the conditions precedent contained in Section 7.1(a) hereof, or (g) release any guarantor of the Obligations or all or substantially all of the collateral securing the Obligations.

      Section 14.6 SURVIVAL. All representations, warranties and covenants made by any Credit Party herein or in any certificate or other instrument delivered by it or in its behalf under the Loan Papers shall be considered to have been relied upon by Banks and shall survive the delivery to Banks of such Loan Papers or the extension of the Loans (or any part thereof), regardless of any investigation made by or on behalf of Banks. The indemnity provided in Section
14.3 herein shall survive the repayment of all credit advances hereunder and/or the discharge or release of any Lien granted hereunder or in any other Loan Paper, contract or agreement between or among Borrower, Operating or any other Credit Party and any Agent or any Bank.

      Section 14.7 LIMITATION ON INTEREST. Regardless of any provision contained in the Loan Papers, Banks shall never be entitled to receive, collect, or apply, as interest on the Loan, any amount in excess of the Maximum Lawful Rate, and in the event any Bank ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Loans are paid in full, any remaining excess shall promptly be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Borrower and Banks shall, to the extent permitted under applicable Law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate,


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

allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Banks shall refund to Borrower the amount of such excess and, in such event, Banks shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

      Section 14.8 INVALID PROVISIONS. If any provision of the Loan Papers is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Loan Papers shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Papers a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

      Section 14.9 WAIVER OF CONSUMER CREDIT LAWS. Pursuant to Chapter 346 of the Texas Finance Code, as amended, Borrower and Operating agree that such Chapter 346 shall not govern or in any manner apply to the Loan.

      Section 14.10 ASSIGNMENTS AND PARTICIPATIONS.

            (a) Each Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Note, and its Commitment); provided, however, that

                  (i) each such assignment shall be to an Eligible Assignee;

                  (ii) except in the case of an assignment to another Bank or an assignment of all of a Bank's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $100,000 in excess thereof;

                  (iii) each such assignment by a Bank shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and its Note; and

                  (iv) the parties to such assignment shall execute and deliver to Administrative Agent for its acceptance an Assignment and Acceptance Agreement (herein so called) in the form of ERROR! REFERENCE SOURCE NOT FOUND. hereto, together with any Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Bank hereunder and the assigning Bank shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this
Section 14.10(a), the assignor, Administrative Agent and Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the Laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 4.6(d).

            (b) Administrative Agent shall maintain at its address set forth on
Schedule 1 hereto, a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of Banks and the Commitment Percentage of, the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Agents and Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

            (c) Upon its receipt of an Assignment and Acceptance Agreement executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance Agreement has been completed and is in substantially the form of ERROR! REFERENCE SOURCE NOT FOUND. hereto, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

            (d) Each Bank may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); provided, however, that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article IV and the right of set-off contained in Section 14.4, and (iv) Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and such Bank shall retain the sole right to enforce the obligations of Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Note, or extending its Commitment).

            (e) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

            (f) Any Bank may furnish any information concerning Borrower, Operating or any other Credit Party in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 14.17 hereof.

            (g) Neither Borrower nor Operating shall assign or transfer any rights or obligations under any Loan Paper or permit any Credit Party to assign or transfer any rights or obligations under any Loan Paper without first obtaining all Banks' consent, and any purported assignment or transfer without all Banks' consent is void.

      Section 14.11 TEXAS LAW. THIS AGREEMENT, EACH NOTE AND THE OTHER LOAN PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY COLLATERAL INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (a) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF ADMINISTRATIVE AGENT AND BANKS WITH RESPECT TO SUCH COLLATERAL, AND (b) THE EXERCISE OF ANY REMEDIES WITH RESPECT TO SUCH COLLATERAL.

      Section 14.12 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.

            (a) Borrower and Operating each hereby irrevocably submit to the non-exclusive jurisdiction of any Texas or New York State or Federal court over any action or proceeding arising out of or relating to this Agreement or any other Loan Papers, and Borrower and Operating each hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Texas or New York State or Federal court. As an alternative, Borrower and Operating each irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Person at its address specified in Section 14.1. Borrower and Operating each agree that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

            (b) Nothing in this Section 14.12 shall affect any right of Banks to serve legal process in any other manner permitted by Law or affect the right of any Bank to bring any action or proceeding against any Credit Party or their properties in the courts of any other jurisdictions.

            (c) To the extent that Borrower and Operating have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Papers.

      Section 14.13 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the terms and provisions hereof, including, without limitation, the satisfaction of each condition precedent set


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

forth in Section 7.1 hereof, this Agreement shall become effective as of the Closing Date when Administrative Agent shall have received counterparts hereof signed by all of the parties hereto or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic or other written confirmation from such Bank of execution of a counterpart hereof by such Bank.

      Section 14.14 NO THIRD PARTY BENEFICIARIES. Except for the provisions hereof inuring to the benefit of Agents not a party to this Agreement, it is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than third party beneficiaries permitted pursuant to Section 14.10.

      Section 14.15 COMPLETE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG BANKS, AGENTS AND THE CREDIT PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANKS, AGENTS AND THE CREDIT PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BANKS, AGENTS AND THE CREDIT PARTIES.

      Section 14.16 WAIVER OF JURY TRIAL. BORROWER, OPERATING, AGENTS AND BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS AND FOR ANY COUNTERCLAIM THEREIN.

      Section 14.17 CONFIDENTIALITY. Administrative Agent and each Bank (each, a "LENDING PARTY") agrees to keep confidential any information furnished or made available to it by any Credit Party pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any self-regulatory or regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Paper, and (i) subject to provisions substantially similar to those contained in this
Section 14.17, to any actual or proposed participant or assignee.

      Section 14.18 SYNDICATION AGENT, DOCUMENTATION AGENT, SOLE LEAD ARRANGER, BOOK MANAGER. None of the Syndication Agent, the Documentation Agent, the Sole Lead Arranger or the Book Manager shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Paper other than, except in the case of the Sole Lead Arranger and the Book Manager, those applicable to all Banks as such. Without limiting the foregoing, none of the Syndication Agent, the Documentation Agent, the Sole Lead Arranger or the Book Manager shall have or be deemed to have any fiduciary relationship with any Bank or any Credit

Party. Borrower, Operating and each Bank acknowledge that it has not relied, and will not rely, on any of the Syndication Agent, the Documentation Agent, the Sole Lead Arranger or the Book Manager in deciding to enter into this Agreement or in taking or not taking any action hereunder or under any other Loan Paper.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BORROWER:

ENCORE ACQUISITION COMPANY, a Delaware corporation


By: ___________________________
       Morris B. Smith,
       Vice President

Address for Notice:
777 Main Street, Suite1400
Fort Worth, Texas  76102
Attn: Jon S. Brumley
Fax No. (817) 339-0859

OPERATING:

ENCORE OPERATING, L.P., a Texas limited partnership

By: EAP Operating, Inc., a Delaware corporation, its sole general partner


By: ___________________________
       Morris B. Smith,
       Vice President

Address for Notice:
777 Main Street, Suite1400
Fort Worth, Texas 76102
Attn: Jon S. Brumley
Fax No. (817) 339-0859


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

FLEET NATIONAL BANK, a national banking association


By: ___________________________
       Jeffrey H. Rathkamp,
       Vice President

ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK, a national banking association


By: ___________________________
       Jeffrey H. Rathkamp,
       Vice President


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

WACHOVIA BANK, N.A.


By:____________________________
Name:  ________________________
Title: ________________________

SYNDICATION AGENT:

WACHOVIA BANK, N.A.


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

FORTIS CAPITAL CORP.


By:____________________________
Name:  ________________________
Title: ________________________


By:____________________________
Name:  ________________________
Title: ________________________

DOCUMENTATION AGENT:

FORTIS CAPITAL CORP.


By:____________________________
Name:  ________________________
Title: ________________________


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

BNP PARIBAS


By:____________________________
Name:  ________________________
Title: ________________________


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

CREDIT SUISSE FIRST BOSTON,
CAYMAN ISLANDS BRANCH


By:____________________________
Name:  ________________________
Title: ________________________


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

THE FROST NATIONAL BANK


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

COMERICA BANK - TEXAS


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

UNION BANK OF CALIFORNIA, N.A.


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

CREDIT LYONNAIS NEW YORK BRANCH


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

COMPASS BANK


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

SUNTRUST BANK


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

RZB FINANCE LLC


By:____________________________
Name:  ________________________
Title: ________________________


By:____________________________
Name:  ________________________
Title: ________________________


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                    ENCORE ACQUISITION COMPANY, AS BORROWER,
               ENCORE OPERATING, L.P., AS A SUBSIDIARY GUARANTOR,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                   WACHOVIA BANK, N.A., AS SYNDICATION AGENT,
                  FORTIS CAPITAL CORP., AS DOCUMENTATION AGENT
                         AND THE FINANCIAL INSTITUTIONS
                     LISTED ON SCHEDULE 1 THERETO, AS BANKS

BANK:

BANK OF SCOTLAND


By:____________________________
Name:  ________________________
Title: ________________________